                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                              EVANS BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                 March 21, 2003


To Our Shareholders:

     On behalf of the Board of Directors, I cordially invite you to attend the 2003 Annual Meeting of Shareholders of Evans Bancorp, Inc. The Annual Meeting this year will be held at Romanello's South Restaurant, 5793 South Park Avenue, Hamburg, New York, on TUESDAY, APRIL 22, 2003 at 9:00 A.M. The formal Notice of the Annual Meeting is set forth on the following page.

     The enclosed Notice and Proxy Statement contain details concerning the business to come before the 2003 Annual Meeting. The Board of Directors of the Company recommends a vote "FOR" the re-election of LaVerne G. Hall, Robert G. Miller, Jr., James Tilley, as Directors for a three year term, the election of John R. O'Brien as a Director for a three year term, and the election of Nancy
W. Ware as Director for a two year term. Mr. O'Brien has been nominated as a new Director, and Mrs. Ware has been nominated to complete the term of Mr. Koch who passed away in December of 2002. The Board of Directors of the Company also recommends a vote "FOR" the approval of the amendment to the Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan and "FOR" the approval of the Evans Bancorp, Inc. Employee Stock Purchase Plan.

TO VOTE:

     The vote of each shareholder is important, regardless of whether or not you attend the Annual Meeting. I urge you to sign, date, and return the enclosed Proxy Card as promptly as possible. In this way, you can be sure that your shares will be voted at the meeting. Simply remove the white Proxy Card from the bottom of the mailing form and return it in the postage-paid envelope provided. If you are voting "FOR" the election of the nominated directors, "FOR" the approval of the amended Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan, and "FOR" the approval of the Evans Bancorp, Inc. Employee Stock Purchase Plan, you need only sign the Proxy Card.

     VOTING IS TABULATED BY AN INDEPENDENT FIRM; THEREFORE, TO ENSURE THAT YOUR VOTE IS RECEIVED IN A TIMELY MANNER, PLEASE MAIL THE WHITE PROXY CARD IN THE ENVELOPE PROVIDED - DO NOT RETURN THE PROXY CARD TO THE BANK.

TO ATTEND THE ANNUAL MEETING:

     The Annual Meeting will include a Continental Breakfast. To ensure that our reservation count will be accurate, if you plan to attend the meeting, please complete the yellow postage-paid reservation card that is included with your proxy material and return it to the Bank.

     IF YOU WILL BE ATTENDING THE ANNUAL MEETING, THE YELLOW RESERVATION POSTCARD MUST BE RETURNED TO THE BANK.

     PLEASE NOTE THAT, DUE TO LIMITED SEATING, WE WILL NOT BE ABLE TO ACCOMMODATE GUESTS OF OUR SHAREHOLDERS AT THE ANNUAL MEETING, AND MUST LIMIT ATTENDANCE TO SHAREHOLDERS ONLY.

     Thank you for your confidence and support.

                                      Sincerely,



                                      /s/ James Tilley
                                      James Tilley

                               EVANS BANCORP, INC.
                            14 - 16 North Main Street
                             Angola, New York 14006


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 22, 2003


     The Fifteenth Annual Meeting of Shareholders of Evans Bancorp, Inc., a New York corporation (the "Company"), will be held on Tuesday, April 22, 2003 at 9:00 a.m. at Romanello's South, 5793 South Park Avenue, Hamburg, New York, for the following purposes:


          (1) To elect five Directors of the Company, four such Directors to hold office for the term of three years and until the election and qualification of their successors; and one such Director to hold office for the term of two years and until the election and qualification of his successor.

          (2) To approve the amended Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan.

          (3)  To approve the Evans Bancorp, Inc. Employee Stock Purchase Plan.

          (4) To act upon such other business as may properly come before the meeting or any adjournment thereof.


     The Board of Directors has fixed the close of business on March 5, 2003 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

     A copy of the Company's Annual Report to Shareholders is enclosed for your reference.

     Please complete and return the enclosed proxy in the accompanying postage-paid, addressed envelope as soon as you have an opportunity to review the attached Proxy Statement.

                           By Order of the Board of Directors

                           /s/ Robert W. Allen

                           Robert W. Allen
                           Secretary

Angola, New York
March 21, 2003

                               EVANS BANCORP, INC.
                            14 - 16 North Main Street
                             Angola, New York 14006

                                 PROXY STATEMENT
                              Dated March 21, 2003

                     For the Annual Meeting of Shareholders
                            to be Held April 22, 2003



                               GENERAL INFORMATION

     This Proxy Statement is furnished to the shareholders of Evans Bancorp, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies for use at the Fifteenth Annual Meeting of Shareholders (the "Annual Meeting") to be held at Romanello's South, 5793 South Park Avenue, Hamburg, New York, on TUESDAY, APRIL 22, 2003 at 9:00 A.M. and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.

     If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by the execution and delivery to the Company of a subsequently dated proxy, or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.

     This Proxy Statement and the enclosed proxy are first mailed to shareholders on or about March 21, 2003.

                                VOTING SECURITIES

     Only holders of shares of Common Stock of record at the close of business on March 5, 2003 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on March 5, 2003, the Company had outstanding 2,333,869 shares of Common Stock. For all matters to be voted on at the Annual Meeting, holders of Common Stock have one vote per share. A majority of such shares, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes will be counted as being present or represented at the meeting for purposes of establishing a quorum.

     Shares of Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Directors named therein and for the other proposals. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

     Under the Company's by-laws and the laws of the State of New York, directors of the Company are elected by a plurality of the votes cast in the election. Any other matters to be considered as set forth in the Notice for the Annual Meeting are to be decided by the vote of the holders of a majority of the votes represented by the shares present in person or represented by proxy at the Annual Meeting.

     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Accordingly, abstentions and broker non-votes will not affect the outcome of the election.

     The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote is required for (i) approval of the amended Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan and (ii) approval of the Evans Bancorp, Inc. Employee Stock Purchase Plan. An abstention with respect to either proposal will be counted as present for purposes of establishing a quorum, but will have the practical effect of a negative vote as to that proposal.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of February 20, 2003, the number (rounded to the nearest whole share) of outstanding shares of Common Stock beneficially owned by (i) each shareholder known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) all directors and nominees of the Company individually, and (iii) by all executive officers and directors as a group:



Name (and Address of Beneficial        Nature and Amount of       Percent of
Owner Owning More Than 5%)             Beneficial Ownership          Class
--------------------------             --------------------          -----
Robert W. Allen (1)                           39,984                 1.71%

William F. Barrett (2)                       203,435                 8.72%
8685 Old Mill Run
Angola, NY 14006

James E. Biddle, Jr.                             840                 0.04%

Phillip Brothman (3)                          28,637                 1.23%

LaVerne G. Hall (4)                           68,484                 2.93%

Robert G. Miller, Jr. (5)                     60,914                 2.93%

John R. O'Brien                                  450                 0.02%

David M. Taylor (6)                            5,629                 0.24%

James Tilley (7)                                 892                 0.04%

Nancy W. Ware                                    450                 0.02%

Thomas H. Waring, Jr.                            716                 0.03%

Directors and Officers as a Group            412,163                17.66%
(13 persons)
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)

(1)  Includes 3,725 shares owned by Mr. Allen's wife.

(2)  Includes 57,473 shares owned by Mr. Barrett's wife.

(3) Includes 2,081 shares owned by Mr. Brothman's wife and 1,204 shares owned by Merrill Lynch as custodian for Phillip Brothman IRA account.

(4)  Includes 26,551 shares owned by Mr. Hall's wife.

(5) Includes 12,098 shares held for Mr. Miller's benefit under an escrow agreement dated September 1, 2000 entered into in connection with the acquisition of the assets and business of M&W Group, Inc. by the Company; 139 shares owned by Mr. Miller's son, as to which he disclaims beneficial ownership; and 280 shares owned by Mr. Miller's daughter, to which he disclaims beneficial ownership.

(6)  Includes 393 shares owned jointly by Mr. Taylor and his wife.

(7) Includes 2 shares held by Mr. Tilley's wife, 13 shares held by Mr. Tilley in trust for his grandson, and 106 shares owned jointly by Mr. Tilley and his mother.

(8) Includes 1,312 shares owned by Mr. William Glass, Treasurer of Evans Bancorp, Inc., held jointly with Mr. Glass's wife.

(9) Includes 420 shares owned by Mr. DeBacker, Chief Financial Officer of Evans National Bank.

(10) Excludes 36,078 shares owned by the Estate of David C. Koch, his wife, and his son. Mr. Koch was a director until his death on December 13, 2002.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during 2002 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with by such persons, except that Mr. Hall filed one late report in 2002.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS

     It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the five nominees for Directors who are: LaVerne G. Hall, Robert G. Miller, Jr., James Tilley, and John R. O'Brien for a term of three years, and Nancy W. Ware for a term of two years.

     Messrs. Hall, Miller, and Tilley are currently members of the Board.

     Messrs. Hall, Miller, Tilley, and Mr. O'Brien, if elected as Directors, will hold office for three years until the Annual Meeting of Shareholders in 2006 and until their successors are duly elected and qualified.

Mrs. Ware, if elected as Director, will hold office for two years until the Annual Meeting of Shareholders in 2005 and until her successor is duly elected and qualified. In the event that any nominee for Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Directors.

                         INFORMATION REGARDING DIRECTORS

     The following table sets forth the names, ages, and positions of the nominees for Director and continuing Directors of the Company.

NOMINEES FOR DIRECTORS:

                                                                                    TERM
                 NAME                     AGE          POSITION                    EXPIRES

              LaVerne G. Hall             65        Director                        2003

              Robert G. Miller, Jr.       46        Director                        2003

              John R. O'Brien             53        Director                        N/A

              James Tilley                61        President/CEO, Director         2003

              Nancy W. Ware               46        Director                        N/A

DIRECTORS:

                    NAME                  AGE          POSITION                     TERM

              Robert W. Allen             77        Secretary, Director             2005

              William F. Barrett          61        Director                        2005

              James E. Biddle, Jr.        41        Director                        2005

              Phillip Brothman            65        Chairman of the Board,          2004
                                                    Director

              David M. Taylor             52        Director                        2004

              Thomas H. Waring, Jr.       45        Vice Chairman of the Board,     2004
                                                    Director



     Each Director is elected to hold office for a three year term and until his successor is elected and qualified.

DIRECTORS:

     Mr. Allen has been a Director since 1960. He was the Executive Vice President of the Bank until his retirement in 1988.

     Mr. Barrett has been a Director since 1971. He has been a property developer and real estate manager since 1986.

     Mr. Biddle has been a Director since 2001 and is the Chairman of Mader Construction Co., Inc.

     Mr. Brothman has been a Director since 1976 and is a partner in the law firm of Hurst, Brothman & Yusick. He was elected Chairman of the Board by the Board of Directors in January, 2001.

     Mr. Hall has been a Director since 1981. He has been retired since 1997.

     Mr. Miller has been a Director since 2001. He is the President of M&W Agency, Inc. and ENB Associates, Inc., subsidiaries of Evans National Bank. From January 1, 1994 to September 1, 2000, he was the President of M&W Group, Inc., an insurance agency.

     Mr. Taylor has been a Director since 1986 and is President of Concord Nurseries, Inc.

     Mr. Tilley has been a Director since 2001 and is the President and Chief Executive Officer of Evans Bancorp, Inc. and Evans National Bank. From January 1988 until January, 2001, he was the Senior Vice President of the Company.

     Mr. Waring has been a Director since 1998. He is the principal of Waring Financial Group, an insurance and financial services firm. He was elected Vice Chairman of the Board by the Board of Directors in January 2001.

NOMINEES FOR DIRECTOR:

     Mrs. Ware has been nominated by the Board of Directors to be elected as a Director to fill the vacancy resulting from the death of David C. Koch. She is the President of EduKids, Inc. Early Childhood Centers.

     Mr. O'Brien has been nominated by the Board of Directors to be elected as a Director. He is the Executive Director of Financial Administration for the Diocese of Buffalo.


                          BOARD OF DIRECTOR COMMITTEES

The committees of Evans Bancorp, Inc., which are nominated by the Chairman of the Board and approved by the Board of Directors, are as follows:

        PLANNING COMMITTEE:

        LaVerne G. Hall, Chairman    William F. Barrett    Phillip Brothman
        Robert G. Miller, Jr.        James Tilley          Thomas H. Waring, Jr.

     The Planning Committee met 2 times in 2002. The Planning Committee is responsible for reviewing the strategic plan of the Bank and actions taken to obtain those objectives.

         AUDIT COMMITTEE:

         David M. Taylor, Chairman      James E. Biddle, Jr.

     The Audit Committee met 7 times in 2002.The function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and other such duties as directed by the Board. The members of the Audit Committee receive and review with the internal auditor a quarterly report which describes findings for the prior quarter. In addition, the Audit Committee recommends to the Board of Directors the services of a reputable independent accounting firm. The Audit Committee reviews with management and the independent accountants the Company's quarterly Form 10-Q and annual Form 10-K prior to filing. The Committee also receives and reviews the reports of the independent accountants, discusses them with management and the independent accountants, and presents them to the Board of Directors with comments and recommendations. See "Audit Committee Report".

         INSURANCE COMMITTEE:

         William F. Barrett, Chairman   Robert W. Allen      Phillip Brothman
         Robert G. Miller, Jr.          James Tilley

     The Insurance Committee met once in 2002. This committee reviews the coverage of insurance policies of the Company and monitors costs.

         HUMAN RESOURCE COMMITTEE:

         Thomas H. Waring, Jr., Chairman   William F. Barrett   Phillip Brothman
         LaVerne G. Hall                   James Tilley

     The Human Resource Committee met 3 times in 2002. Its purpose is to review management's recommendation as it relates to job classification, salary ranges and annual merit increases, and reviews fringe benefits. The Human Resource Committee also establishes the compensation of the Executive Officers of the Company. See "Human Resource Committee Report on Executive Compensation".

         NOMINATING COMMITTEE:

         William F. Barrett                Phillip Brothman     LaVerne G. Hall

     The Nominating Committee met 2 times in 2002. This committee identifies and recommends qualified individuals for election to the Board of Directors, filling either unexpired or new three year terms. A slate of directors for election by the shareholders is recommended by the Committee to the full Board annually, or as necessary. Additionally, the committee recommends appointments to the Regional Community Advisory Boards.






     In addition, the committees of Evans National Bank, which are nominated by the Chairman of the Board and approved by the Board of Directors, are as follows:

         EXECUTIVE COMMITTEE:

         Phillip Brothman          James Tilley           Thomas H. Waring, Jr.

     The Executive Committee met 12 times during 2002. The Executive Committee provides a liaison between the Board of Directors and Company management. The Committee acts in two capacities: as a Bank Executive Committee monitoring the day-to-day functions of the Bank and its wholly owned subsidiaries, and as the Executive Committee of the Board of Directors to act on behalf of the Board in an emergency situation or time-sensitive situation between regularly scheduled Board meetings, or as authorized by the Board on specific issues.

         LOAN COMMITTEE:

         William F. Barrett, Chairman   Robert W. Allen       Phillip Brothman
         Robert G. Miller, Jr.          James Tilley

     The Loan Committee met 12 times during 2002. Its purpose is to review and approve loans exceeding $500,000 or loans that are non-conventional.

         LOAN REVIEW COMMITTEE:

         Phillip Brothman, Chairman     James E. Biddle, Jr.  LaVerne G. Hall
         David M. Taylor                James Tilley

     The Loan Review Committee met 4 times during 2002. Its purpose is to review the Bank's provision and reserve for credit losses. The Loan Review Committee meets quarterly with the Bank's Loan Review Officer, who independently conducts the loan review. As a result of her recommendations, loans are graded based upon payment history, credit strength of borrower and other factors. This information is then aggregated to determine the overall adequacy of the credit loss reserve.

     The Board of Directors of Evans National Bank met 12 times during 2002. The Board of Directors of Evans Bancorp, Inc. met 3 times during 2002. Each incumbent director of the Company, except for Mr. Koch, attended at least 75% of the aggregate of all the meetings of the Board of Directors and the Committees of which they were members.

     David C. Koch was a member of the Board of Directors of the Bank and the Company, as well as the Loan Committee, Planning Committee, Audit Committee, and Human Resource Committee until the time of his death on December 13, 2002.

                            COMPENSATION OF DIRECTORS

     For the year 2002, members of the Board of Directors were compensated at the rate of $950 per meeting, with the Secretary receiving $1,050 per meeting. Total directors' fees during 2002 amounted to $215,560 (including committee fees and $47,810 of deferred compensation). In addition to monthly Director fees, Mr. Brothman received $35,000 in 2002 for serving as the Chairman of the Board of Directors of the Company and the Bank. Effective January 1, 2003, Mr. Brothman will receive $38,500 as an annual fee for serving as the Chairman of the Board of Directors of the Company and the Bank in addition to the monthly Director fees. If the amended Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan is approved by the Shareholders, Mr. Brothman and the other non-employee Directors will also receive the Director Options provided by the amended plan.

                             EXECUTIVE COMPENSATION

     There is shown below information concerning the annual and long-term compensation of the following named executive officers for service in all capacities to the Company for the years 2002, 2001, and 2000: President and Chief Executive Officer; Senior Vice President of the Loan Division; Senior Vice President and Chief Financial Officer; and President of M&W Agency, Inc. No other executive officer earned in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                      ANNUAL COMPENSATION                         COMPENSATION
                               ==================================    =====================================
                                                                      AWARDS      PAYOUTS
NAME OF AND                                                            STOCK     LONG-TERM
PRINCIPAL                                                             OPTION     INCENTIVE      ALL OTHER
POSITION               YEAR     SALARY        BONUS      OTHER(1)    (SHARES)     PAYOUTS     COMPENSATION
--------               ----     ------        -----      --------    --------     -------     ------------
James Tilley           2002    $172,692     $23,000        $3,454       -0-         -0-            -0-
President & CEO        2001    $143,301     $15,000        $2,866       -0-         -0-            -0-
                       2000    $122,412     $12,500        $2,448       -0-         -0-            -0-

William R. Glass       2002    $132,500     $18,000        $2,650       -0-         -0-            -0-
Senior Vice            2001    $124,264     $15,000        $2,485       -0-         -0-            -0-
President              2000    $115,022     $12,500        $2,300       -0-         -0-            -0-

Mark DeBacker          2002     $99,615     $11,000        $1,077       -0-         -0-            -0-
Senior Vice            2001     $53,711         -0-           -0-       -0-         -0-            -0-
President & Chief
Financial Officer

Robert G. Miller, Jr.  2002    $170,886     $68,293        $3,908       -0-         -0-            -0-
President              2001    $161,569     $25,000        $3,231       -0-         -0-            -0-
M&W Agency, Inc.       2000     $40,752         -0-           -0-       -0-         -0-            -0-
ENB Associates,
Inc.


---------------
(1) Includes the Bank's contribution to the Employee Savings Plan made for the benefit of Mr. Tilley of $3,454 in 2002, $2,866 in 2001, and $2,448 in
     2000; for the benefit of Mr. Glass of $2,650 in 2002, $2,485 in 2001, and $2,300 in 2000; for the benefit of Mr. DeBacker of $1,077 in 2002; and for the benefit of Mr. Miller of $3,908 in 2002, and $3,231 in 2001. See "EMPLOYEE SAVINGS PLAN". Does not include personal benefits which did not exceed 10% of Mr. Tilley's, Mr. Glass', Mr. DeBacker's or Mr. Miller's salary and bonus in any year.

EMPLOYMENT AGREEMENTS

     Mr. James Tilley, Mr. William Glass, and Mr. Mark DeBacker have each entered into an Employment Agreement with the Bank which runs through December 31, 2007. Each Employment Agreement provides that salary will be set annually by the Board of Directors. If the Bank terminates the Employment Agreement without cause, the Bank is obligated to continue to pay base salary for the longer of three months or the remainder of the term of the Employment Agreement.

     Mr. Miller has entered into an Employment Agreement with M&W Agency, Inc. which runs through December 31, 2005. The Employment Agreement provides that he receive an annual salary of $150,000, subject to increases as may be approved from time to time by the Board of Directors, plus a bonus based upon the earnings before interest and taxes of M&W Agency, Inc. in excess of specific target amounts, up to $100,000 annually. If M&W Agency, Inc. terminates the Employment Agreement without cause, it is obligated to pay his salary, plus benefits, for the longer of three months or the remainder of the term of the Employment Agreement.

PENSION PLAN

     The Bank maintains a defined benefit pension plan for all eligible employees, including employees of its subsidiaries. An employee becomes vested in a pension benefit after five years of service. Upon retirement at age 65, vested participants are entitled to receive a monthly benefit. Prior to a May 1, 1994 amendment to the plan, the monthly benefit under the pension plan was 3% of average monthly compensation multiplied by years of service up to a maximum of fifteen years of service. In 1994, the pension plan was amended to change the benefit to 1% of average monthly compensation multiplied by years of service up to a maximum of thirty years of service. However, the benefits already accrued by employees prior to this amendment were not reduced by the amendment. Mr. Tilley, Mr. Glass, and Mr. Miller are participants in the pension plan, and as of December 31, 2002, Mr. Tilley had thirteen years of credited service and his average monthly compensation under the plan was $12,059; Mr. Glass had nine years of credited service and his average monthly compensation under the plan was $10,739; Mr. DeBacker had one year of credited service and his average monthly compensation under the plan was $8,301; and Mr. Miller had two years of credit service and his average monthly compensation under the plan was $14,894.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

     The Bank maintains Supplemental Executive Retirement Plans (SERPs) with Mr. Tilley and Mr. Glass. During 2002, the Bank amended its existing SERP with Mr. Glass. Under the SERPs, as amended, Mr. Tilley and Mr. Glass are entitled to additional annual pension payments of $66,943 and $42,517, respectively, for 20 years after retirement at age 65, unless their employment is terminated earlier. The SERPs, as amended, also provide death benefits in the same annual amounts in the event the executive dies prior to age 65, which are payable over 20 years. The Bank has purchased life insurance policies on Mr. Tilley and Mr. Glass to assist in funding its obligations under their SERPs.

EMPLOYEE SAVINGS PLAN

     The Bank also maintains a 401(k) salary deferral plan to assist employees, including employees of its subsidiaries, in saving for retirement.

     All employees are eligible to participate on the first of the month following one year of service, provided they have completed 1,000 hours of service. Eligible employees can contribute up to the maximum amount allowable under the Internal Revenue Code ($11,000 in 2002). An automatic 1% of base pay contribution is made by the Bank and in addition, the Bank makes a matching contribution at a rate of 25% of the first 4% contributed by a participant. Participants are always 100% vested in their own contributions and the Bank's matching contribution is also 100% vested.

     Individual account earnings will depend on the performance of the investment funds in which the participant invests. Specific guidelines govern adjustments to contribution levels, investment decisions and withdrawals from the plan. The benefit is paid as an annuity unless the employee elects one of the optional forms of payment available under the plan. See "Summary Compensation Table" for a summary of the amounts contributed by the Bank to this Plan for the benefit of Mr. Tilley, Mr. Glass, Mr. DeBacker, and Mr.

Miller.


                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information as of December 31, 2002 with respect to compensation plans under which the Company's equity securities are authorized for issuance, and does not reflect the amendment proposed and described in this Proxy Statement to the Company's 1999 Stock Option and Long-Term Incentive Plan and the proposed Evans Bancorp, Inc. Employee Stock Purchase Plan described in this Proxy Statement.

                                                                                     Number of Securities
                                                                                    Remaining Available for
                                                                                     Future Issuance Under
                              Number of Securities To be        Weighted-Average      Equity Compensation
                               Issued upon Exercise of          Exercise Price of      Plans [Excluding
                                 Outstanding Options,         Outstanding Options,  Securities Reflected in
Plan Category                    Warrants and Rights           Warrants and Rights        Column (a)]
-------------                    -------------------           -------------------        -----------
                                         (a)                           (b)                    (c)

Equity Compensation Plans
Approved by Security                     None                         $ N/A                 106,250
Holders
Equity Compensation Plans
Not Approved by Security                 None                         $ N/A                   N/A
Holders

Total                                    None                         $ N/A                 106,250



                       HUMAN RESOURCE COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     The Human Resource Committee of the Board of Directors serves as the Human Resource Committee of the Company. The members of the Human Resource Committee are: Phillip Brothman, LaVerne G. Hall, William F. Barrett, James Tilley, and Thomas H. Waring, Jr. Mr. Tilley is President and Chief Executive Officer of the Company and the Bank, Mr. Brothman is Chairman of the Board, and is a partner of the law firm of Hurst, Brothman & Yusick which served as general counsel to the Company and received legal fees, and Mr. Waring, owner of Waring Financial Group, receives commissions on certain life insurance premiums paid by the Company. See "Certain Transactions."

     There are no Human Resource Committee Interlocks required to be disclosed in this Proxy Statement.

                       HUMAN RESOURCE COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

     The Human Resource Committee has the responsibility of reviewing the overall compensation policies for the employees of the Bank and also establishes the compensation of Mr. Tilley, Mr. Glass, and Mr. DeBacker, the Named Executives of the Company. Mr. Miller's compensation was negotiated and approved at the time the Company acquired the business and assets of M&W Group, Inc.

     The Bank uses a base salary/hourly rate and a bonus program to compensate its employees, including the Named Executives.

     The Bank uses a system of salary grades and corresponding salary ranges to set base salary/hourly rates. Positions are assigned a salary grade on the basis of job descriptions and comparisons to benchmark positions in the industry. Annually, the Bank participates in a number of salary surveys provided by or endorsed by various bank trade association groups. The surveys summarize compensation information on a national, regional and local basis, with data furnished based upon bank asset size and geographic region. In January of each year, management presents recommendations to the Human Resource Committee to adjust the salary ranges based upon this information, as well as recommended salary adjustments for the employees. Compensation recommendations are determined based upon individual job performance, experience, and position within the salary range. Mr. Tilley, as the President, makes recommendations for the compensation levels of the Senior Vice-President, Mr. Glass, and the Chief Financial Officer/Sr. Vice President, Mr. DeBacker. The Human Resource Committee (excluding Mr. Tilley) develops recommendations for Mr. Tilley's salary based upon the same approach.

     Also, in January of each year, the Human Resource Committee establishes a bonus pool for the Bank's employees based upon the financial performance of the Bank for the previous year, including such factors as the operating results compared to the operating budget, net income, the return on average assets, the return on average equity and the earnings per share, growth in loans, and growth in deposits. The Human Resource Committee (excluding Mr. Tilley) then determines what amount of the bonus pool will be paid to each of Mr. Tilley and the Senior Vice Presidents, Mr. Glass and Mr. DeBacker, based upon their evaluation of each person's performance and contributions to the financial results of the Bank for the prior year. Management then allocates the remainder of the bonus pool among other employees of the Bank based upon management's evaluation of individual job performance and contributions to the Bank.

                            HUMAN RESOURCE COMMITTEE

           Thomas H. Waring, Jr., Chairman            LaVerne G. Hall
           William F. Barrett                         James Tilley
           Phillip Brothman

     The report of the Human Resource Committee, Audit Committee, and the Performance Graph shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this proxy statement or any part thereof in the Company's Annual Report on Form 10-K.

                              CERTAIN TRANSACTIONS

     The Bank has had, and in the future expects to have, banking and fiduciary transactions with Directors and Executive Officers of the Company and some of their affiliates. All such transactions have been in the ordinary course of business and on substantially the same terms (including interest rates and collateral on loans) as those prevailing at the time for comparable transactions with others, and do not involve more than a normal risk of collectibility or present other unfavorable features.

     Mr. Phillip Brothman is a partner of the law firm of Hurst, Brothman & Yusick which served as general counsel to the Company and received legal fees.

     In 2002, the Company paid approximately $190,560 in life insurance premiums to Massachusetts Mutual. Thomas H. Waring, Jr. received renewal commissions on such premium payments.

     M&W Agency, Inc., a subsidiary of Evans National Bank, leases certain of its offices from Millpine Enterprises, a partnership of Robert G. Miller, Jr., his father, and his brother.


                                PERFORMANCE GRAPH

     The following Performance Graph compares the Company's cumulative total stockholder return on its Common Stock for a five-year period (December 31, 1997 to December 31, 2002) with the cumulative total return of the Standard & Poor's 500 ("S & P 500") stock index and Standard & Poors Banks (Major Regional)-500 Stock Index ("Banks (Major Regional)-500"). The Company's stock began trading on the Nasdaq National Market on July 9, 2001. Prior to that date, the Company's stock was not traded on an exchange, and the price information used is based upon stock prices in private transactions as disclosed to the Company for the periods indicated. The comparison for each of the periods assumes that $100 was invested on December 31, 1997 in each of the Company's common stock, the stocks included in the Standard & Poors Banks (Major Regional-500) Index, and the stocks included in the S & P 500 Index and that all dividends were reinvested without commissions. The Company data gives effect to all stock splits and stock dividends, including the most recent stock dividend payable to shareholders of record as of December 2, 2002. This table does not forecast future performance of our Common Stock.


                       1997     1998     1999      2000      2001      2002
--------------------------------------------------------------------------------
EVANS BANCORP, INC.   100.00   119.45   126.04    127.44     65.56     87.36
    S&P GROUP INDEX   100.00   106.04    91.41    108.83    108.85    107.74
      S&P 500 INDEX   100.00   128.58   155.64    141.46    124.65     97.10

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Company operates under a written charter adopted by the Board of Directors of the Company. The Audit Committee is comprised entirely of independent directors, as defined in the Marketplace Rules of the Nasdaq Stock Market. The composition of the Audit Committee, the attributes of its members, and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

     As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, account and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Deloitte & Touche LLP, the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial, and accounting matters.

     Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate, and when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting, and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

     The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor, management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

     The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Following the Audit Committee's discussion with management and the independent accountants, the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

         David M. Taylor, Chairman                James E. Biddle, Jr.


                              INDEPENDENT AUDITORS

     The Board of Directors has not yet appointed independent auditors to conduct the audit of the Company's books and records for the year ending December 31, 2003, due to the fact that the Audit Committee is in the process of soliciting proposals of firms to perform such work. Deloitte & Touche LLP served as the Company's independent auditors for the year ended December 31, 2002. Representatives of that firm will be present at the Annual Meeting to respond to appropriate questions that may be raised, and they will have the opportunity to make a statement, if they so desire.

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP for the professional services rendered, including the audit of the Company's annual financial statements, and reviews of the financial statements included in the Company's quarterly reports on Form 10-Q were approximately $80,500 for the year ended December 31, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Deloitte & Touche LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the year ended December 31, 2002.

ALL OTHER FEES

     The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the year ended December 31, 2002 were $27,531, and can be sub-categorized as follows:

     Attestation Fees. The aggregate fees for attestation services rendered by Deloitte & Touche LLP for matters such as audit of employee benefit plan, agreed-upon procedures, and internal audit assistance was $18,203 for the year ended December 31, 2002.

     Other Fees. The aggregate fees for all other services, such as tax compliance and planning was $9,328 for the year ended December 31, 2002.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                                   PROPOSAL 2.

                 PROPOSAL TO APPROVE AMENDED EVANS BANCORP, INC.
                 1999 STOCK OPTION AND LONG-TERM INCENTIVE PLAN

GENERAL

     The Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan (the "1999 Plan") was adopted by the Board of Directors on January 19, 1999 and approved by the Company's shareholders on April 27, 1999. The 1999 Plan provides a means for the Company to grant to eligible persons options to acquire shares of the Company's Common Stock, stock appreciation rights or an opportunity to purchase shares of Common Stock subject to restrictions. The purpose of the 1999 Plan is to enable the Company and its subsidiaries to continue to attract, retain and reward eligible persons by offering them an opportunity to have greater ownership interest in and closer identity with the Company and with its financial success. Although no options or awards have been issued under the 1999 Plan since its initial adoption, the Company does anticipate that it will grant awards under the 1999 Plan during 2003.

PROPOSED AMENDMENTS TO THE 1999 PLAN

     On January 27, 2003, the Board of Directors approved, subject to shareholder approval, an Amendment to the 1999 Plan which increases the number of shares of Common Stock which may be issued under the 1999 Plan to 250,000 shares of Common Stock and also provides for the annual grant of Director Options (as defined in the 1999 Plan) to the Non-Employee Directors of the Company.

     The Company believes that the Director Options will enhance the Company's ability to provide Non- Employee Directors with a more direct stake in the future welfare of the Company and will encourage additional qualified persons to serve as Directors which will benefit the Company and its shareholders. The recent passage of the Sarbanes-Oxley legislation and other events during the past year have increased the responsibilities of the Non-Employee Directors of the Company. The Director Options will provide additional compensation for these responsibilities.

     The 1999 Plan initially was authorized to issue a maximum of 85,000 shares of Common Stock, prior to the 5 for 4 stock split in 2001 and the stock dividend in 2002. The increase in the number of authorized shares in the proposed amended 1999 Plan to 250,000 shares would further increase the number of shares available under the Plan to accommodate the Director Options and also to reflect the increase in the number of eligible employees of the Company since the 1999 Plan was initially adopted.

SUMMARY OF MATERIAL FEATURES OF THE 1999 PLAN, AS AMENDED

     The following is a summary of the material features of the 1999 Plan, as amended. The full text of the 1999 Plan, as amended, is attached to this Proxy Statement as Exhibit A. This summary of the material terms of the 1999 Plan is qualified in all respects by the terms of the 1999 Plan. Please refer to Exhibit A for more complete and detailed information regarding the 1999 Plan.

     ELIGIBLE PARTICIPANTS. The Committee appointed to administer the 1999 Plan consists of Messrs. Barrett and Hall. The Committee has authority to determine which employees and consultants, if any, of the Company will receive options or other awards under the 1999 Plan in addition to the Director Options. Except for Director Options, the Committee also has the authority to determine the amount, terms and conditions of any stock options or other awards granted under the 1999 Plan. The Company and its subsidiaries currently have 143 employees who fall within the definition of eligible employees under the

1999 Plan and 9 Non-Employee Directors will receive Director Options following the 2003 Annual Meeting if all of the persons nominated by the Board of Directors are elected at such meeting. The number of consultants who might be eligible to receive options or awards under the 1999 Plan is unknown.

     MAXIMUM NUMBER OF SHARES. Up to 250,000 shares of Common Stock of Evans Bancorp, Inc. may be granted under the 1999 Plan. This number will be adjusted for future changes in the Company's capital structure, such as a stock split. Shares delivered under the 1999 Plan may be in the form of authorized and unissued shares or treasury shares.

     TYPES OF AWARDS. The 1999 Plan permits the granting of the following types of awards:

         -  Stock options.                     -  Restricted stock.
         -  Stock appreciation rights.         -  Director Options.

     STOCK OPTIONS. Except for Director Options, the Committee will determine the exercise or purchase price per share of any stock option granted under the 1999 Plan, but the exercise price may not be less than 100% of the fair market value of the Common Stock on the date of the grant. Options granted may be either incentive stock options ("ISOs") or nonqualified stock options ("NSOs"). The Committee will fix the term of each option. Options will be exercisable at such time or times as determined by the Committee, and will expire no later than ten years from the date the option is granted. Options may be exercised by paying the purchase price and applicable withholding taxes, either in cash, or in stock of the Company, at the discretion of the Committee. The Committee may provide that optionee who surrender shares of Common Stock in payment of an option shall be granted a new nonqualified stock option covering a number of shares equal to the number so surrendered.

     STOCK APPRECIATION RIGHTS. The Committee is authorized to grant stock appreciation rights, which entitle recipients to receive payments in cash, shares or a combination, or an amount representing the appreciation in the market value of a specified number of shares of Common Stock from the date of grant until the date of exercise.

     RESTRICTED STOCK AWARDS. The Committee is also authorized to sell or grant to participants, either alone or in addition to other awards granted under the 1999 Plan, shares of restricted Common Stock of the Company, subject to such restrictions and other conditions as the Committee may designate.

     The Committee is authorized to determine the persons to whom Restricted Stock Awards are to be made, the times at which such awards are to be made, the number of shares to be sold or granted under such awards and all other terms, restrictions and conditions of such awards. The provisions of Restricted Stock Awards are not required to be uniform with respect to all recipients. Stock granted as Restricted Stock Awards may be issued for no cash consideration or for such consideration as may be determined by the Committee.

     DIRECTOR OPTIONS. If the Amended 1999 Plan is approved, each Director of the Company who is not an employee of the Company or an employee of a subsidiary of the Company annually will be granted an option to purchase shares of Common Stock under the 1999 Plan. Director Options will be granted to those Non-Employee Directors serving following the 2003 Annual Meeting and each Annual Meeting thereafter during the term of the 1999 Plan. If the Non-Employee Director is Chairman of the Board of Directors, he or she will receive an option to purchase 2,500 shares. If the Non-Employee Director is Vice-Chairman of the Board of Directors, he or she will receive an option to purchase 1,500 shares. Each other Non-Employee Director will receive an option to purchase 1,000 shares.

     The exercise price of the Director Options will be the fair market value of the shares of Common

Stock at the time the Director Option is granted. The Director Options will vest 6 months after the date of grant, unless compliance with such holding period is not required under Section 16 of the Securities Exchange Act of 1934. The term of the Director Options will be 10 years, except that if the Director is removed for cause, the Director Option will expire 30 days after the date he or she is no longer a Director. If the Director ceases to serve as a Director for any other reason, including death or disability, then the Director Option shall expire at the earlier of 3 years from such date or the expiration of the original 10 year term of the Director Option. The Director Options will be treated as NSOs.

     TAX CONSEQUENCES OF THE PLAN. The grant of a stock option will not result in taxable income at the time of the grant for the optionee or the Company. If the optionee satisfies the applicable holding period requirements, the optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising a NSO, the optionee will generally recognize ordinary income in the amount by which the fair market value exceeds the option price; the Company will be entitled to a deduction for the same amount. The treatment to an optionee of a disposition of shares acquired through the exercise of an option is dependent upon the length of time the shares have been held and on whether such shares were acquired by exercising an ISO or a nonqualified stock option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired under an option except that the Company may be entitled to a deduction in the case of a disposition of shares acquired upon exercise of an ISO before the applicable ISO holding periods have been satisfied.

     With respect to other awards granted under the 1999 Plan that are settled either in cash or in stock or other property that is either transferable or not subject to a substantial risk or forfeiture, the participant must recognize ordinary income equal to the cash or fair market value of the shares or other property received. The Company will be entitled to a deduction for the same amount. For awards that are settled in stock or other property that is restricted as to the transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the share or other property received at the first time the shares or other property become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier; the Company will be entitled to a deduction for the same amount.

     AMENDMENTS. The Board and the Committee are authorized to amend the 1999 Plan, except that shareholder approval is required for any amendment that would
(1) materially increase the number of shares available under the 1999 Plan, (2) allow stock options to be granted at less than 100 percent of a fair market value on the date of grant or (3) materially change the terms of the Director Options.

     FUTURE GRANTS AND AWARDS. If all of the Directors nominated by the Board of Directors are elected at the 2003 Annual Meeting, Director Options to purchase a total of 11,000 shares of Common Stock will be issued following the meeting including an option to purchase 2,500 shares to Mr. Brothman, an option to purchase 1,500 shares to Mr. Waring and options to purchase 1,000 shares each to Messrs. Allen, Barrett, Biddle, Hall, O'Brien and Taylor and Mrs. Ware. It is not possible to determine, as of the date of this Proxy Statement, the benefits that will be received by the Executive Officers and other employees of the Company under the 1999 Plan because the granting of stock options or other awards (other than Director options) is within the discretion of the Committee. At the present time, the Committee does not have any definitive plans for granting other options or awards under the 1999 Plan. The Company may use funds received from the sale of Common Stock under the 1999 Plan for any corporate purpose.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDED EVANS BANCORP, INC. 1999 STOCK OPTION AND LONG-TERM INCENTIVE PLAN.

                                   PROPOSAL 3.

                             APPROVAL OF ADOPTION OF
              THE EVANS BANCORP, INC. EMPLOYEE STOCK PURCHASE PLAN

     On February 18, 2003, the Board of the Company adopted the Evans Bancorp, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"), subject to shareholder approval at the Annual Meeting. The Stock Purchase Plan is intended to give eligible employees an opportunity to acquire shares of Common Stock and to continue to promote the Company's best interests and enhance its long-term performance. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and thus to permit participants to receive favorable tax treatment with respect to shares acquired under the Stock Purchase Plan, as described below.

     The following summary describes the material terms of the Stock Purchase Plan and is qualified in all respects by reference to the terms of the Stock Purchase Plan, which is attached as Exhibit B to this Proxy Statement. You should refer to the Stock Purchase Plan for more complete and detailed information.

SHARES RESERVED FOR THE STOCK PURCHASE PLAN

     The aggregate number of shares of Common Stock which may be purchased under the Stock Purchase Plan may not exceed 100,000 shares, although the number of shares issuable under the Stock Purchase Plan and the terms of purchase rights, or "options," are subject to adjustment in the event of mergers, consolidations, stock dividends, stock splits, reverse stock splits or other changes in the Company's outstanding Common Stock in accordance with Plan terms. Shares issued under the Stock Purchase Plan may be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase.

ADMINISTRATION; AMENDMENT AND TERMINATION

     The Stock Purchase Plan will be administered by the Board, or, upon its delegation, by the Human Resources Committee of the Board. (For the purposes of this summary, references to the "Committee" include the Committee and the Board.) The Committee may appoint one or more agents to assist in the administration of the Stock Purchase Plan and may delegate all or part of its responsibilities or powers as it considers appropriate. The Committee's interpretation and construction of the Stock Purchase Plan will be final and conclusive.

     The Committee has full authority to take any action with respect to the Stock Purchase Plan, including, without limitation, the authority to: (i) establish, amend and rescind rules and regulations for the administration of the Stock Purchase Plan; (ii) prescribe the form or forms of any agreements or other instruments used in connection with the Stock Purchase Plan; (iii) determine the terms and provisions of the options granted under the Stock Purchase Plan; and
(iv) construe and interpret the Stock Purchase Plan, options, the rules and regulations, and the agreements or other written instruments, and to make all other determinations deemed necessary or advisable for administering the Stock Purchase Plan.

     The Stock Purchase Plan and options may be amended or terminated at any time by the Board, subject to the following: (i) shareholder approval is required of any amendment to the extent required under Section 423 of the Code or other applicable law or rule; and (ii) no amendment may materially and adversely affect any outstanding option without the participant's consent (except to the extent otherwise provided in the Stock Purchase Plan).

EFFECTIVE DATE

     If adopted by the shareholders, the effective date of the Stock Purchase Plan will be April 22, 2003. The Stock Purchase Plan will have a 10-year term, unless terminated earlier pursuant to the terms of the Stock Purchase Plan.

ELIGIBLE PARTICIPANTS

     Generally, an employee is eligible to participate in the Stock Purchase Plan if, prior to a purchase period, he has been employed one year or more, works for more than five months per year and is employed on the offer date for the purchase period. However, employees who own stock or outstanding options possessing 5% or more of the total combined voting power or value of the Company's stock are not eligible to participate in the Stock Purchase Plan. As of January 31, 2003, approximately 113 employees were eligible to participate in the Stock Purchase Plan, although this number may change from time to time.

MATERIAL FEATURES OF THE EMPLOYEE STOCK PURCHASE PLAN

     If the Stock Purchase Plan is approved by the shareholders, beginning on or about July 1, 2003, the Company will grant options on January 1 and July 1 of each year that the Stock Purchase Plan is in effect or on such other date as the Company may designate. Each purchase period will last for six months ending on June 30 or December 31 immediately following the grant of options, or on such date(s) as the Committee determines.

     Each eligible employee who has elected to participate in the Stock Purchase Plan will be entitled on the purchase date (the last day of the purchase period) to purchase shares of Common Stock at an option price equal to the lesser of 85% of the fair market value of the Common Stock on the date of grant or 85% of the fair market value on the date of exercise.

     Payment for shares of Common Stock purchased under the Stock Purchase Plan will be made by authorized payroll deductions from a participant's compensation or by other methods authorized by the Committee. Compensation generally means a participant's regular base pay (including commissions, overtime pay and shift premiums, but excluding incentive compensation, incentive payments, bonuses and other similar compensation), as determined as of each pay day.

     An eligible employee who elects to participate in the Stock Purchase Plan will designate a stated whole percentage between 1% and 15% of compensation to be credited to the participant's account under the Stock Purchase Plan. On the offer date for each purchase period, a participant will be granted an option to purchase such number of shares as is determined by dividing the amount of the participant's payroll deductions which had accumulated on the purchase date by the applicable option price. A participant may elect to suspend his payroll contributions or withdraw all (but not less than all) of his payroll deductions and shares credited to his account during the purchase period in accordance with the terms of the Stock Purchase Plan. If a participant's employment with the Company terminates for any reason (or if the participant ceases to be an eligible employee under the Stock Purchase Plan), his participation in the Stock Purchase Plan will terminate and all remaining payroll deductions and shares held in his account will be delivered to him. Unless a participant withdraws or suspends participation in the Stock Purchase Plan or terminates employment before the purchase date in accordance with the terms of the Stock Purchase Plan, the option will be exercised automatically for the purchase of the full number of shares subject to the option.

     The Company will maintain an account for each participant to reflect the shares of Common Stock purchased under the Stock Purchase Plan by each participant. No participant in the Stock Purchase Plan is permitted to purchase Common Stock under the Stock Purchase Plan at a rate that exceeds $25,000 in fair market value of the Common Stock, determined at the time options are granted, for each calendar year, and additional restrictions may apply to the purchase of shares based on the terms of the Stock Purchase Plan and

Section 423 of the Code.

     The Company may use funds received from the sale of Common Stock under the Stock Purchase Plan for any corporate purpose.

NEW PLAN BENEFITS

     Because benefits under the Stock Purchase Plan depend on participants' elections to participate and the fair market value of the Common Stock at various future dates, it is not possible as of the date of this Proxy Statement to determine future benefits that will be received by executive officers and other employees if the Stock Purchase Plan is approved by the shareholders. Non-employee directors are not eligible to participate in the Stock Purchase Plan. The closing sales price of the Company's Common Stock on the Nasdaq Stock Market on January 31, 2003 was $23.00 per share.

FEDERAL TAX CONSEQUENCES

     As noted above, the Stock Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Under the Code, an employee who elects to participate in the Stock Purchase Plan will not recognize income and we will not receive a deduction at the time an option is granted or when the shares purchased under the Stock Purchase Plan are transferred to him, although participants will receive the benefit of the discounted price at the time of purchase.

     Participants will, however, recognize income when they sell or dispose of the shares. If an employee disposes of such shares after two years from the date of grant of the option and after one year from the date the purchase of such shares (or if the employee dies), the employee will recognize ordinary income for the year in which such disposition occurs (or the employee's taxable year ending with his or her death) in an amount equal to the lesser of:

- the excess of the fair market value of such shares at the time of disposition (or death) over the purchase price, or

- the excess of the fair market value of the stock at the time of the grant of the option over the option price on the date of the option grant.

     Except in the case of the employee's death, the employee's basis in the shares disposed of will be increased by an amount equal to the amount so includable in his income as compensation. Any additional gain or loss will be a capital gain or loss, either short-term or long-term, depending on the holding period for such shares.

     If any employee disposes of the shares purchased under the Stock Purchase Plan within such two- year or one-year periods, the employee will recognize ordinary income for the year in which such disposition occurs in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price. The employee's basis in such shares disposed of will be increased by an amount equal to the amount includable in his income as compensation, and any gain or loss computed with reference to such adjusted basis which is recognized at the time of disposition will be a capital gain or loss, either short- term or long-term, depending on the holding period for such shares. In the event of a disposition within such two-year or one-year periods, the participant's employer will be entitled to a tax deduction equal to the amount the employee is required to include in income as a result of such disposition.

     The discussion above is only a summary of federal (and not state and local) income consequences to the Company and participating employees. The summary is general in nature and is not intended to cover all the tax consequences that may apply to a particular employee or to the Company. The provisions of the Code and regulations thereunder relating to these matters are complicated, and their impact in any one case may depend upon the particular circumstances.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE EVANS BANCORP, INC. EMPLOYEE STOCK PURCHASE PLAN.


                                  OTHER MATTERS

     The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by directors, officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.

     It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board of Directors did not know of any other matter which may properly be presented for action at the meeting.

                     DEADLINE FOR SHAREHOLDER PROPOSALS FOR
                               2004 ANNUAL MEETING

     In accordance with the rules established by the SEC, any shareholder proposal submitted pursuant to Rule 14a-8 intended for inclusion in the proxy statement for next year's annual general meeting of shareholders, which is anticipated to be held during April, 2004, must be received by the Company no later than November 22, 2003. Such proposals should be sent to the Secretary, Evans Bancorp, Inc., 14-16 North Main Street, Angola, New York 14006. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and must be a proper subject for shareholder action under New York law. If a shareholder intends to present a proposal at the 2004 Annual Meeting, but has not sought the inclusion of such proposal in the Company's proxy materials, such proposal must be received by the Company prior to February 5, 2004, or the Company's management proxies for the 2004 Annual Meeting will be entitled to use their discretionary voting authority to vote on such proposal, without any discussion of the matter in the Company's proxy materials. In accordance with the Company's By-Laws, shareholder nominations for directors to be elected at an annual meeting of shareholders must be submitted to the Secretary of the Company in writing not less than 14 days nor more than 50 days immediately preceding the date of the annual meeting. If less than 21 days notice of the annual meeting is given to shareholders, nominations shall be mailed or delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known by the notifying shareholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of Common Stock of the Company owned by the notifying shareholder. Under the current bylaws of the Company, in order to serve as a new director of the Company, the proposed nominee must hold at least $10,000 aggregate market value of stock of the Company and be less than 70 years of age. Nominations not made in accordance with the bylaws of the Company may, in his/her discretion, be disregarded by the presiding officer of the meeting, and upon his/her instruction, the vote tellers may disregard all votes cast for each such nominee. In the event that the same person is nominated by more than one shareholder, the nomination shall be honored, and all shares of Common Stock of the Company shall be counted if at least one nomination for that person complies with the provisions of the bylaws of the Company.

                                           By Order of the Board of Directors,

                                                 EVANS BANCORP, INC.


                                                  /s/ Robert W. Allen

                                                  Robert W. Allen
                                                  Secretary














Angola, New York
March 21, 2003

                                    EXHIBIT A

                      EVANS BANCORP, INC. 1999 STOCK OPTION
                          AND LONG-TERM INCENTIVE PLAN
                   (AS AMENDED AND RESTATED JANUARY 27, 2003)

                     Proposed Additions are Marked as [BOLD]
                      Proposed Deletions are Marked as < >


1. PURPOSE.

     Evans Bancorp, Inc., a New York corporation (the "Corporation"), has adopted the Evans Bancorp, Inc. Stock Option and Long-Term Incentive Plan, effective as of January 19, 1999.

     The purpose of the Evans Bancorp, Inc. Stock Option and Long-Term Incentive Plan (the "Plan") is to enable the Corporation and its subsidiaries to attract, retain, and reward employees [NON-EMPLOYEE DIRECTORS] and consultants ("Eligible Persons") by offering them an opportunity to have a greater proprietary interest in and closer identity with the Corporation and with its financial success. An option granted under the Plan to an Eligible Person to purchase shares of the Corporation's common stock, $.50 par value ("Common Stock"), may be an incentive stock option ("ISO") as defined in Section 422 of the Internal Revenue Code of 1986 as heretofore or hereafter amended ("Code") or a nonqualified stock option ("NSO") (collectively referred to as "Options") and may be accompanied by stock appreciation rights ("SARs"). An Option that is not an ISO shall be an NSO. Shares of Common Stock ("Restricted Stock") may be granted or offered for sale to Eligible Persons either separately from or in tandem with the grant of an Option. Grants of Options and SARs, and grants of Restricted Stock to Eligible Persons, shall be collectively referred to as "Awards." Proceeds received by the Corporation from the sale of Restricted Stock, or shares of Common Stock pursuant to Options granted under the Plan, shall be used for general corporate purposes.

2. ADMINISTRATION.

     The Plan shall be administered by a committee ("Committee") appointed by the Board. The Committee shall be composed of not fewer than two members. <The> [EXCEPT FOR DIRECTOR OPTIONS DESCRIBED IN SECTION 5A, THE] Committee Members shall not be eligible to receive Awards under the Plan. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of Awards to Eligible Persons under the Plan (which need not be identical), and make such other determinations as it deems necessary and advisable for the administration of the Plan. The Committee may delegate decisions with respect to Awards to Eligible Persons who are not elected officers or directors of the Corporation or its subsidiaries to such elected officer or officers of the Corporation as the Committee determines. The decisions of the Committee under the Plan shall be conclusive and binding. No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a director of the Corporation so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of the Corporation pursuant to its bylaws.

3. ELIGIBILITY.

     Eligible Persons who have been selected by the Committee to receive an Award shall participate in the Plan. [NON-EMPLOYEE DIRECTORS SHALL ALSO PARTICIPATE IN THE PLAN AS PROVIDED IN SECTION 5A.] (Eligible Persons who participate in the Plan shall be referred to as "Participants"). SARs may be granted


                                       A1
only to an Eligible Person to whom an Option has been granted. Shares of Restricted Stock may be granted or sold to Eligible Persons. ISO's may be granted only to an employee of the Corporation ("Employee"). The Committee shall determine, within the limits of the express provisions of the Plan, those Eligible Persons to whom, and the time or times at which Awards shall be granted. <The> [EXCEPT FOR DIRECTOR OPTIONS, THE] Committee shall also determine, with respect to Awards to Eligible Persons, the number of shares of Common Stock to be subject to each such Award; the type of Options (ISO or NSO); the duration of each Option; the exercise price under each Option; the time or times within which (during the term of the Option) all or portions of each Option may be exercised; whether cash, Common Stock, Options or other property may be accepted in full or partial payment upon exercise of an Option; whether an Option shall include SARs and the terms of the SARs; the base price with respect to each Nontandem SAR (hereinafter defined); the restrictions to be imposed on shares of Restricted Stock; whether the shares of Restricted Stock shall be granted or sold; and any other terms and conditions of such Awards. In making such determinations, the Committee may take into account the nature of the services rendered by the Eligible Person, his present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion shall deem relevant.

4. COMMON STOCK.

     The total number of shares of Common Stock that may be subject to Awards (including ISOs <)> [AND DIRECTOR OPTIONS)] under the Plan shall be <85,000> [250,000] shares. Such total number of shares shall be adjusted in accordance with the provisions of Section 12 hereof, and a share of Common Stock subject to an Option and its related Tandem SAR (hereinafter defined) shall only be counted once. Such shares may be either authorized but unissued shares or reacquired shares. In the event that (a) any Option granted under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of a Tandem SAR) without being exercised, in whole or in part, for any reason, or (b) any Nontandem SAR granted under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, or (c) any Restricted Stock granted under the Plan is forfeited or reacquired by the Corporation in connection with the violation of any restrictions imposed upon such shares pursuant to the Plan, then the number of shares of Common Stock theretofore subject to such Option, or SAR, or constituting such Restricted Stock, or the unexercised, terminated, surrendered, forfeited, canceled or reacquired portion thereof shall be added to the remaining number of shares of Common Stock that may be made subject to Awards under the Plan. Such Awards include Awards to former holders of such Options, SARs, or Restricted Stock and, with respect to Awards to Eligible Persons, upon such terms and conditions as the Committee shall determine, which terms may be more or less favorable than those applicable to such former holders of Options, SARs or Restricted Stock.

5. OPTIONS.

     The following provisions shall apply to each Option granted to an Eligible
Person:

     (a) Options [(OTHER THAN DIRECTOR OPTIONS)] may be granted to Eligible Persons at any time and from time to time as shall be determined by the Committee. <The> [EXCEPT FOR DIRECTOR OPTIONS, THE] Committee shall have complete discretion in determining the number of shares of Common Stock subject to Options granted to each Eligible Person. The Committee may grant any type of Option to purchase Common Stock that is permitted by law at the time of the grant, including ISOs. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will not be ISOs.

     (b) Each Option shall be evidenced by a written agreement specifying the type of Option granted, the Option exercise price, the terms for payment of the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains and the terms of related SARs, if any



                                       A2

(the "Option Agreement"). An Option Agreement may also contain a vesting schedule, a noncompetition agreement, a confidentiality provision, provisions for forfeiture in the event of termination of the Eligible Person's employment by the Corporation and such restrictions and conditions and other terms as the Committee shall determine. Option Agreements need not be identical.

     (c) The Committee, in its discretion, shall have the power to accelerate the dates for exercise of any or all Options, or any part thereof, granted to an Eligible Person under the Plan.

     (d) In the discretion of the Committee, the grant of any Option may be accompanied by a Reload Option. A Reload Option may be granted to an Eligible Person who is an Option holder and who satisfies all or part of the exercise price of the Option with shares of Common Stock. The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Eligible Person to pay for the original Option. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

     [5A. DIRECTOR OPTIONS. EACH DIRECTOR OF THE CORPORATION WHO IS NOT AN EMPLOYEE OF THE CORPORATION OR ANY SUBSIDIARY OF THE CORPORATION (A "NON-EMPLOYEE DIRECTOR") SHALL BE GRANTED OPTIONS (THE "DIRECTOR OPTIONS"), SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS:

     (a) GRANT. AS OF THE DATE OF THE 2003 ANNUAL MEETING OF STOCKHOLDERS AND THE DATE OF EACH ANNUAL MEETING OF STOCKHOLDERS HELD THEREAFTER DURING THE TERM OF THIS PLAN, EACH NON-EMPLOYEE DIRECTOR ELECTED AT SUCH MEETING OR CONTINUING IN OFFICE AFTER SUCH MEETING SHALL RECEIVE AN OPTION TO PURCHASE 1,000 SHARES. IN THE EVENT A NON-EMPLOYEE DIRECTOR SERVES AS CHAIRMAN OF THE BOARD OF DIRECTORS, HE SHALL RECEIVE AN OPTION TO PURCHASE 2,500 SHARES INSTEAD OF 1,000 SHARES AND IN THE EVENT A NON-EMPLOYEE DIRECTOR SERVES AS VICE CHAIRMAN OF THE BOARD OF DIRECTORS, HE SHALL RECEIVE AN OPTION TO PURCHASE 1,500 SHARES INSTEAD OF 1,000 SHARES.

     (b) EXERCISE PRICE. THE EXERCISE PRICE PER SHARE FOR THE DIRECTOR OPTIONS SHALL BE 100% OF THE FAIR MARKET VALUE OF THE COMMON STOCK AT THE TIME THE DIRECTOR OPTION IS GRANTED. IN NO EVENT MAY THE EXERCISE PRICE BE LESS THAN THE PAR VALUE OF THE COMMON STOCK SUBJECT TO SUCH DIRECTOR OPTION.

     (c) VESTING. THE DIRECTOR OPTIONS GRANTED SHALL VEST SIX MONTHS FROM THE DATE OF GRANT, UNLESS COMPLIANCE WITH SUCH HOLDING PERIOD IS NOT REQUIRED TO QUALIFY FOR AN EXEMPTION FROM POTENTIAL LIABILITY UNDER SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED FROM TIME AND ANY SUCCESSOR THERETO.

     (d) TERM. THE TERM OF THE DIRECTOR OPTIONS SHALL BE TEN YEARS.

     (e) EXPIRATION. NOTWITHSTANDING THE PROVISIONS OF SECTION 8 OF THIS PLAN, IN THE EVENT A NON-EMPLOYEE DIRECTOR IS REMOVED FOR CAUSE, THEN THE UNEXERCISED PORTION OF THE VESTED DIRECTOR OPTION SHALL EXPIRE THIRTY DAYS AFTER THE DATE HE OR SHE IS NO LONGER A DIRECTOR. IN THE EVENT THAT THE NON-EMPLOYEE DIRECTOR CEASES TO SERVE AS A DIRECTOR FOR ANY OTHER REASON INCLUDING DEATH OR DISABILITY, THEN THE UNEXERCISED PORTION OF THE VESTED DIRECTOR OPTION SHALL EXPIRE ON THE EARLIER OF THREE YEARS FROM THE DATE THE NON-EMPLOYEE DIRECTOR CEASES TO SERVE AS A DIRECTOR OR THE EXPIRATION OF THE TEN YEAR TERM OF THE DIRECTOR OPTION.

     (f) DESIGNATION. ALL OF THE DIRECTOR OPTIONS SHALL BE DESIGNATED NSO'S.




                                       A3

     (g) OTHER PROVISIONS. SUBJECT TO THE PROVISIONS OF THIS SECTION 5A, ALL OF THE PROVISIONS OF THIS PLAN NOT INCONSISTENT WITH THIS SECTION 5A SHALL APPLY TO THE DIRECTOR OPTIONS.]

6. REQUIRED TERMS AND CONDITIONS OF ISOs.

     The provisions of each ISO granted to an Employee under this Section 6 shall be interpreted in a manner consistent with Section 422 of the Code and with all regulations issued thereunder. Each ISO granted to an Employee shall be in such form and subject to such restrictions and conditions and other terms as the Committee may determine at the time of grant, subject to the general provisions of the Plan, Section 422 of the Code, the applicable Option Agreement and the following specific rules:

     (a) EXERCISE PRICE. Except as otherwise provided, the per share exercise price of each ISO shall be at least 100% of the Fair Market Value of the Common Stock at the time such ISO is granted, provided that in the case of an ISO granted to an Employee who at the time of grant owns (as defined in Section 424(d) of the Code) stock of the Corporation or its parent or subsidiaries possessing more than 10% of the total combined voting power of all classes of stock of any such corporation, the exercise price shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISO is granted and the ISO by its terms shall not be exercisable after the expiration of five years from the date the ISO is granted. In no event may the exercise price be less than the par value of the Common Stock subject to such ISO.

     (b) MAXIMUM TERM. Subject to earlier termination as provided in Section 8, each ISO shall expire on the date determined in the applicable Option Agreement at the time the ISO is granted, provided that no ISO shall be exercisable after the expiration of 10 years from the date it is granted, except as otherwise provided in subsection (a) next above.

     (c) TIME OF EXERCISE. The Committee shall specify in the Option Agreement, at the time each ISO is granted, the duration of each ISO and the time or times within which (during the term of the ISO) all or portions of each ISO may be exercised, except to the extent that other terms of exercise are specifically provided by other provisions of the Plan.

     (d) VALUE OF SHARES. The aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all option plans of the Corporation or of a corporation which, at the time such ISO was granted, is a parent or subsidiary of the Corporation, or is a predecessor corporation of any such corporation) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the stock subject to an Option, which first becomes exercisable in any calendar year and during this period exceeds the limitation of this subsection, so much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be an NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

     (e) CONVERSION. The Committee may, in its sole discretion, cause the Corporation to convert an ISO to an NSO upon such terms and conditions and in such manner as the Committee deems equitable.

7. REQUIRED TERMS AND CONDITIONS OF NSOs.

     Each NSO granted to an Eligible Person shall be in such form and subject to such restrictions and conditions and other terms as the Committee may determine at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rules:

     (a) EXERCISE PRICE. The number of shares of Common Stock subject to each NSO and the per



                                       A4
share exercise price of each NSO shall be determined by the Committee at the time the NSO is granted, provided that such exercise price shall not be less than 100% of the Fair Market Value of the Common Stock on the date the NSO is granted. In no event may the exercise price be less than the par value of the Common Stock subject to such NSO.

     (b) MAXIMUM TERM. Subject to earlier termination as provided in Section 8, each such NSO shall expire on the date determined in the applicable Option Agreement at the time the NSO is granted, provided that such date shall not be more than ten years after the date of grant.

     (c) TIME OF EXERCISE. The Committee shall specify in the Option Agreement at the time each NSO is granted, the duration of each NSO and the time or times within which (during the term of the NSO) all or portions of each NSO may be exercised, except to the extent that other terms of exercise are specifically provided by other provisions of the Plan.

8. EXPIRATION OF OPTIONS GRANTED TO ELIGIBLE PERSONS; TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH, OR RETIREMENT.

     (a) GENERAL RULE. Except with respect to Options expiring pursuant to subsection 8(b), (c) or (d) below, each Option granted to an Eligible Person shall, expire on the expiration date or dates set forth in the applicable Option Agreement. Each Option expiring pursuant to subsection 8(b), (c) or (d) below shall expire on the date set forth in subsection 8(b), (c) or (d) notwithstanding any restrictions and conditions that may be contained in an Eligible Person's Option Agreement.

     (b) EXPIRATION UPON TERMINATION OF EMPLOYMENT. An Option granted to an Eligible Person shall expire on the first to occur of (i) the applicable date or dates determined pursuant to subsection 8(a) or (ii) the date that the employment or period of service of the Eligible Person with the Corporation and its subsidiaries terminates for any reason other than death or disability pursuant to subsection 8(c) or retirement pursuant to subsection 8(d). Notwithstanding the preceding provisions of this subsection 8(b), the Committee, in its sole discretion, may permit an Eligible Person (i) to exercise an Option that is exercisable immediately prior to the termination of employment or termination of his period of service, notwithstanding any restrictions and conditions that may be contained in his Option Agreement during a period not to exceed one month following his termination of employment [OR PERIOD OF SERVICE], and/or (ii) to exercise an Option that becomes exercisable after termination of employment or termination of his period of service and prior to the termination of such one month period, during such period. In no event, however, may the Committee permit such Eligible Person to exercise an Option under this subsection 8(b) after the expiration date or dates set forth in the applicable Option Agreement.

     (c) EXPIRATION UPON DISABILITY OR DEATH. If the employment or period of service of an Eligible Person with the Corporation and its subsidiaries terminates by reason of disability (as determined by the Committee) or death, his unexpired Options or portions thereof, if any, held on the date of disability or death that would expire pursuant to the terms of his Option Agreement during the 12-month period commencing on the date of disability or death, shall expire on the last day of such 12-month period. During such 12-month period, any such Option or portion thereof referred to in the preceding sentence may be exercised by such Eligible Person, or the person specified in
Section 9, with respect to the same number of shares and in the same manner and to the same extent as if the Eligible Person had continued as <a full-time> [AN] employee[, DIRECTOR] or consultant of the Corporation or its subsidiaries during such 12-month period. Any unexpired Option or portion thereof held by the Eligible Person on the date of disability or death, that would expire pursuant to the terms of his Option Agreement on a date more than 12 months after the date of disability or death, shall expire unexercised on the date of disability or death.

     (d) EXPIRATION UPON RETIREMENT. If the employment of an Eligible Person with the


                                       A5

Corporation and its subsidiaries terminates due to retirement under any qualified retirement plan maintained by the Corporation and/or any of its subsidiaries, his Option shall expire on the earlier to occur of (i) the applicable expiration date or dates set forth in the applicable Option Agreement(s) or (ii) the first anniversary of the date of such termination of employment. If an Eligible Person who has so retired dies prior to exercising in full an Option that has not expired pursuant to the preceding sentence, then notwithstanding the preceding sentence, such Option shall expire on the first anniversary of the date of the Eligible Person's death. During the period commencing on the date of retirement or death, as the case may be, and ending on the applicable later expiration date, the Options may be exercised by such Eligible Person, or the person specified in Section 9, with respect to the same number of shares and in the same manner and to the same extent as if the Eligible Person had continued as a full-time employee of the Corporation or its subsidiaries during such period.

9. METHOD OF EXERCISE OF OPTIONS.

     Any Option granted under the Plan may be exercised by the Participant, by a legatee or legatees of such Option under the Participant's last will, by his executors, personal representatives or distributees, or by his assignee or assignees as provided in Section 14 below, by delivering to the Secretary of the Corporation written notice of the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by full payment to the Corporation of the exercise price of the shares being purchased under the Option, and by satisfying all other conditions provided for in the Plan. Except as otherwise provided in the Plan or in any Option Agreement, the exercise price of Common Stock upon exercise of any Option by an Eligible Person shall be paid in full (i) in cash, (ii) in Common Stock valued at its Fair Market Value on the date of exercise, (iii) in cash by a broker-dealer to whom the holder of the Option has submitted an exercise notice consisting of a fully endorsed Option,
(iv) by agreeing to surrender SARs then exercisable by him valued pursuant to subsection 10(b) below on the date of exercise, (v) by agreeing to surrender Options then exercisable by him valued at the excess of the aggregate Fair Market Value of the Common Stock subject to such Options on the date of exercise over the aggregate option price of such Common Stock, (vi) by directing the Corporation to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the exercise price of the Option, or (vii) by such other medium of payment as the Committee, in its discretion, shall authorize, or by any combination of (i), (ii), (iii), (iv), (v) and (vi), at the discretion of the Committee or in any manner provided in the Option Agreement. In the case of payment pursuant to (ii), (iii), (iv), (v) or (vi) above, the Participant's election must be made on or prior to the date of exercise of the Option and must be irrevocable. In lieu of a separate election governing each exercise of an Award, a Participant may file a blanket election which shall govern all future exercises of Awards until revoked by the Participant. The Corporation shall issue, in the name of the Participant (or, if applicable, the legatee(s), executor(s), personal representative(s), or distributee(s) of a deceased Participant, or the assignee(s) as provided in Section 14), stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any Common Stock purchased by an Eligible Person through a broker-dealer pursuant to clause (iii) above shall be delivered to such broker-dealer in accordance with 12 CFR ss. 220.3(e)(4).

10. REQUIRED TERMS OF STOCK APPRECIATION RIGHTS.

     If deemed by the Committee to be in the best interests of the Corporation, an Eligible Person who receives an Option may also be granted a SAR. Each SAR shall be granted subject to such restrictions and conditions and other terms as the Committee may specify in the Option Agreement at the time the Option is granted, or as the Committee may determine at the time of grant, subject to the general provisions of the Plan, and the following specific rules:

     (a) GRANT OF SARs. SARs will be granted, if at all, at the time of granting of an Option and may



                                       A6
be granted either in addition to the related Option ("Nontandem SAR") or in tandem with the related Option ("Tandem SAR"). At the time of grant of a Nontandem SAR, the Committee shall specify the base price of Common Stock to be used in connection with the calculation described in subsection (b)(i) below. The base price of a Nontandem SAR shall not be less than 80% of the Fair Market Value of a share of Common Stock on the date of grant, provided that the Board shall approve any base price that is less than 100% of the Fair Market Value of the Common Stock on the date of grant. The number of shares of Common Stock subject to a Tandem SAR shall not exceed one for each share of Common Stock subject to the Option. The number of shares of Common Stock subject to a Nontandem SAR shall be one for each share of Common Stock subject to the Option. No Tandem SAR may be granted to an Eligible Person in connection with an <IS0> [ISO] in a manner that will disqualify the ISO under Section 422 of the Code unless the Eligible Person consents thereto.

     (b) VALUE OF SARs. Upon exercise, a SAR shall entitle the Eligible Person to receive from the Corporation the number of shares of Common Stock having an aggregate Fair Market Value equal to the following:

          (i) in the case of a Nontandem SAR, the excess of the Fair Market Value of one share of Common Stock as of the date on which the SAR is exercised over the base price specified in such SAR, multiplied by the number of shares of Common Stock then subject to the SAR, or the portion thereof being exercised.

          (ii) in the case of a Tandem SAR, the excess of the Fair Market Value of one share of Common Stock as of the date on which the SAR is exercised over the exercise price per share specified in such Option, multiplied by the number of shares then subject to the Option, or the portion thereof as to which the SAR is being exercised.

     Cash shall be delivered in lieu of any fractional shares. The Committee, in its discretion, shall be entitled to cause the Corporation to elect to settle any part or all of its obligation arising out of the exercise of a SAR by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

     (c) EXERCISE OF TANDEM SARs. A Tandem SAR shall be exercisable during such time, and be subject to such restrictions and conditions and other terms, as the Committee shall specify in the applicable Option Agreement at the time such Tandem SAR is granted. Notwithstanding the preceding sentence, the Tandem SAR shall be exercisable only at such time as the Option to which it relates is exercisable and shall be subject to the restrictions and conditions and other terms applicable to such Option. Upon the exercise of a Tandem SAR, the unexercised Option, or the portion thereof to which the exercised portion of the Tandem SAR is related, shall expire. The exercise of any Option shall cause the expiration of the Tandem SAR related to such Option, or portion thereof, that is exercised.

     (d) EXERCISE OF NONTANDEM SARs.

          (i) A Nontandem SAR granted under the Plan shall be exercisable during such time, and be subject to such restrictions and conditions and other terms, as the Committee shall specify in the Option Agreement at the time the Nontandem SAR is granted, which restrictions and conditions and other terms need not be the same for all Eligible Persons. Without limiting the generality of the foregoing, the Committee may specify a minimum number of full shares with respect to which any exercise of a Nontandem SAR must be made.

          (ii) Subject to earlier termination as provided in the last sentence of this paragraph (ii), a Nontandem SAR granted under the Plan shall expire on the date specified by the Committee in the



                                       A7

     Option Agreement, provided that such date shall not be more than ten years after the date of grant. The Committee shall specify in the Option Agreement at the time each Nontandem SAR is granted, the time during which the Nontandem SAR may be exercised prior to its expiration and other provisions relevant to the SAR. The Committee, in its discretion, shall have the power to accelerate the dates for exercise of any or all Nontandem SARs or any part thereof, granted under the Plan. Notwithstanding the foregoing, any Nontandem SAR granted to an Eligible Person under the Plan shall expire, notwithstanding any restrictions and conditions that may be contained in his applicable Option Agreement, following a termination of his employment with the Corporation and its subsidiaries in the same manner as an Option held by such Eligible Person would expire pursuant to the provisions of Section 8.

     (e) PARTIES ENTITLED TO EXERCISE SARs. A SAR may be exercised only by the Eligible Person (or by a legatee or legatees of such SAR under his last will, by his executors, personal representatives or distributees, or by an assignee or assignees pursuant to Section 14 below).

     (f) SETTLEMENT OF SARs. As soon as is reasonably practicable after the exercise of a SAR, the Corporation shall (i) issue, in the name of the Eligible Person, stock certificates representing the total number of full shares of Common Stock to which the Eligible Person is entitled pursuant to subsection (b) hereof and cash in an amount equal to the Fair Market Value, as of the date of exercise, or any resulting fractional shares, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Eligible Person an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

11. RESTRICTED STOCK AWARDS TO ELIGIBLE PERSONS.

     The Committee may from time to time cause the Corporation to grant, or sell for such amount of cash, Common Stock or such other consideration as the Committee deems appropriate (which amount may be less than the Fair Market Value of the Common Stock on the date of grant or sale), shares of Restricted Stock under the Plan to such Eligible Persons, and subject to such restrictions and conditions and other terms as the Committee may determine at the time of grant or sale, subject to the general provisions of the Plan, the applicable Restricted Stock Agreement, and the following specific rules:

     (a) GRANT OR SALE. Restricted Stock may be granted or sold to an Eligible Person either separately from, or in tandem with, the grant of an Option (with or without SARs) to Eligible Persons. In the case of Restricted Stock granted or sold in tandem with the grant of an Option: (i) the exercise of the Option shall cause the forfeiture (or sale at the purchase price paid for the Restricted Stock) to the Corporation of the Restricted Stock related to the Option, or portion thereof that is exercised, and (ii) the lapse of restrictions applicable to such Restricted Stock shall cause the expiration of the unexercised Option, or pro rata portion thereof, related to such Restricted Stock. Restricted Stock not granted or sold in tandem with the grant of an Option shall have no effect on, and shall not be affected by, the exercise of any Option by the holder of such Restricted Stock.

     (b) RESTRICTED STOCK AGREEMENTS. Shares of Restricted Stock issued to an Eligible Person under the Plan shall be governed by a Restricted Stock Agreement which shall specify whether the shares of Restricted Stock are granted or sold to the Eligible Persons and whether such Restricted Stock is issued separate from, or in tandem with, the grant of an Option and such other provisions as the Committee shall determine.

     (c) ISSUANCE OF RESTRICTED STOCK. The Corporation shall issue, in the name of the Eligible Person, stock certificates representing the total number of shares of Restricted Stock granted or sold to the



                                       A8

Eligible Person, as soon as may be reasonably practicable after such grant or sale, which shall be held by the Secretary of the Corporation as provided in subsection (h) hereof.

     (d) RIGHTS OF STOCKHOLDERS. Subject to the provisions of subsections (c) and (e) hereof and subsection 13(b), and the restrictions set forth in the related Restricted Stock Agreement, the Eligible Persons receiving a grant of or purchasing Restricted Stock shall thereupon be a stockholder with respect to all of the shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares.

     (e) RESTRICTIONS; FORFEITURE OR RESALE. Any share of Restricted Stock granted to an Eligible Person pursuant to the Plan shall be forfeited, and any share of Restricted Stock sold to an Eligible Person pursuant to the Plan shall, at the Corporation's option, be resold to the Corporation for an amount equal to the value of the cash and/or property paid therefor, and, in either case, such shares shall revert to the Corporation, if (i) the Eligible Person violates a non-competition or confidentiality agreement or other condition set forth in the Restricted Stock Agreement, (ii) the Eligible Person's employment with the Corporation or its subsidiaries terminates prior to a date or dates for expiration of the forfeiture or resale provisions set forth in his Restricted Stock Agreement, which date shall not be earlier than the first anniversary of such grant or sale, (iii) the date the Eligible Person's employment with the Corporation terminates for cause, or (iv) the date there occurs a violation of any provision of the applicable Restricted Stock Agreement. The Corporation shall exercise its right to require a forfeiture, and exercise its right to require a resale of the Restricted Stock pursuant to this subsection (e), by giving notice to the Eligible Persons at any time within the 30-day period following (i) the date that the Corporation acquires knowledge of his violation of a noncompetition or confidentiality agreement or other condition, or (ii) his termination of employment with the Corporation or its subsidiaries prior to such date set forth in the Restricted Stock Agreement. Upon receipt of such notice, the Secretary of the Corporation shall promptly cancel shares of Restricted Stock that are forfeited or resold to the Corporation, and the Corporation shall make payment therefor, if applicable, as soon as reasonably practicable after the date of said surrender.

     (f) ACCELERATION. The Committee, in its discretion, shall have the power to accelerate the date on which the restrictions of this Section 11 or contained in any Restricted Stock Agreements shall lapse with respect to any or all shares of Restricted Stock granted or sold under the Plan that have been outstanding for at least one year.

     (g) TERMINATION OF EMPLOYMENT. Notwithstanding the foregoing, if the Eligible Person's employment terminates (i) upon the Eligible Person's retirement [as described in subsection 10(d)], (ii) because of his death or disability (as determined by the Committee), or (iii) under circumstances described in subsection 10(e), any restrictions of this Section 11 or in any Restricted Stock Agreement shall lapse.

     (h) RESTRICTED STOCK CERTIFICATES. The Secretary of the Corporation shall hold the certificate or certificates representing shares of Restricted Stock issued under the Plan on behalf of each Participant who holds such shares, whether by grant or sale, until such time as the Restricted Stock is forfeited, resold to the Corporation, or the restrictions lapse.

     (i) TERMS AND CONDITIONS. The Committee may prescribe such other restrictions and conditions and other terms applicable to the shares of Restricted Stock issued to an Eligible Person under the Plan that are neither inconsistent with nor prohibited by the Plan or any Restricted Stock Agreement, including, without limitation, terms providing for a lapse of the restrictions of this Section 11 or in any Restricted Stock Agreement, in installments.



                                       A9

12. ADJUSTMENTS.

     (a) Appropriate adjustment in the maximum number of shares of Common Stock issuable pursuant to the Plan, the number of shares subject to Awards under the Plan, the exercise price with respect to Options and Tandem SARs and the base price with respect to Nontandem SARs, shall be made to give effect to any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, stock split, reverse stock split, spin-off, split off, spin-out, or other distribution of assets to stockholders, stock distributions or combination of shares, assumption and conversion of outstanding Awards due to an acquisition by the Corporation of the stock or assets of any other corporation, payment of stock dividends, other increase or decrease in the number of such shares outstanding effected, without receipt of consideration by the Corporation, or any other occurrence for which the Committee determines an adjustment is appropriate; provided, however, that no adjustment in the number of shares with respect to which Awards may be granted under the Plan, or in the number of shares subject to outstanding Awards, shall be made except in the event, and then only to the extent that such adjustment together with all respective prior adjustments which were not made as a result of this provision, involve a net change of more than ten percent (i) from the number of shares of Common Stock with respect to which Awards may be granted under the Plan, or (ii) with respect to each outstanding Option, from the respective number of shares of Common Stock subject thereto on the date of grant thereof. Without limiting the generality of the foregoing provisions of this paragraph, any such adjustment shall be deemed to have prevented any dilution and enlargement of an Eligible Person's rights, if such Eligible Person receives in any such adjustment, rights that are substantially similar (after taking into account the fact that the Eligible Person has not paid the applicable exercise price) to the rights the Eligible Person would have received had he exercised his outstanding Awards, and become a stockholder of the Corporation immediately prior to the event giving rise to such adjustment. Adjustments under this paragraph shall be made by the Committee whose decision as to the amount and timing of any such adjustment shall be conclusive and binding on all persons.

     (b) In the event that:

          (i) Any person (as such term is used in Section 12 of the Securities Exchange Act of 1934 and the rules and regulations thereunder and including any Affiliate or Associate of such person, as defined in Rule 12b-2 under said Act, and any person acting in concert with such person) directly or indirectly acquires or otherwise become entitled to vote more than 50 percent of the voting power entitled to be cast at elections for directors ("Voting Power") of the Corporation; or

          (ii) There occurs any merger or consolidation of the Corporation, or any sale, lease or exchange of all or any substantial part of the consolidated assets of the Corporation and its subsidiaries to any other person and (A) in the case of a merger or consolidation, the holders of outstanding stock of the Corporation entitled to vote in elections of directors immediately before such merger or consolidation hold less than 50% of the Voting Power of the survivor of such merger or consolidation or its parent; or (B) in the case of any such sale, lease or exchange, the Corporation does not own at least 50% of the Voting Power of the other person;

The Committee may, in its discretion, revise, alter, amend or modify any Option Agreement or Restricted Stock Agreement with an Eligible Person and any then outstanding and unexercised Option granted to an Eligible Person, any SAR, and any share of Restricted Stock granted or sold to an Eligible Person, in any manner that it deems appropriate, including, but not limited to, any of the following respects:

          (A) The Option and SAR may be deemed to pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the unexercised portion of the Option would be entitled if he actually owned such shares immediately prior to the record date or



                                      A10
     other time any such event became effective, and the number of SARs may be adjusted as necessary to maintain the ratio between the number of SARs and the securities, cash and other property subject to the Option; and

          (B) Subject to subsection 6(d), the dates upon which outstanding and unexercised Options may be exercised may be advanced (without regard to installment exercise limitations, if any);

          (C) The dates upon which restrictions and conditions applicable to outstanding Restricted Stock shall lapse may be advanced (without regard to any installment limitations); and

          (D) Shares of Restricted Stock may be surrendered in a merger, consolidation or share exchange involving the Corporation, notwithstanding any restrictions and conditions applicable to such shares, provided that the securities and/or other consideration received in exchange therefor shall be subject to the restrictions and conditions applicable to the Restricted Stock at the time of surrender and that the surrendering Eligible Persons agrees to any reasonable provisions requested by the Corporation to assure that any consideration received as a result of such surrender is subject to the same restrictions and conditions as those imposed on the Restricted Stock surrendered and that the consideration cannot be transferred in violation of any such restrictions.

     If the Committee believes that any such event is reasonably likely to occur, the Committee may so revise, alter, amend or modify as set forth above at any time before and contingent upon the consummation of such an event.

     (c) In the case of dissolution of the Corporation, (i) every Option and SAR granted to an Eligible Person outstanding hereunder shall terminate notwithstanding any restrictions and conditions that may be contained in his Option Agreement and (ii) the restrictions and conditions on Restricted Stock held by an Eligible Person shall lapse and the holders of such Restricted Stock shall have all the rights of a stockholder with respect to participation in the dissolution. Each such Option and SAR holder shall have 30 days prior written notice of such event, during which time he shall have a right, subject to subsection 7(d), to exercise his partly or wholly unexercised Option and SAR (without regard to installment exercise limitations, if any).

     (d) On the basis of information known to the Corporation, the Committee shall make all determinations relating to the applicability and interpretation of this Section 12, and all such determinations shall be conclusive and binding.

     13. TERMS AND CONDITIONS OF AWARDS.

     (a) Each Eligible Person shall agree to such restrictions and conditions and other terms in connection with the exercise of an Option or SAR, or the grant or sale of Restricted Stock, including restrictions and conditions on the disposition of the Common Stock acquired upon the exercise, grant or sale thereof, as the Committee may deem appropriate. The certificates delivered to a Participant or to the Secretary of the Corporation evidencing the shares of Common Stock acquired upon exercise of an Option may, and in the case of a grant or a sale of Restricted Stock to a Participant shall, bear a legend referring to the restrictions and conditions and other terms contained in the respective Option Agreement or Restricted Stock Agreement and the Plan, and the Corporation may place a stop transfer order with its transfer agent against the transfer of such shares. Each Eligible Person shall execute a written instrument stating that he is purchasing the Common Stock for investment and not with any present intention to sell the same.

     (b) The obligation of the Corporation to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not



                                      A11
by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, if deemed necessary or appropriate by the Committee, of the Common Stock, Options, SARs and other securities reserved for issuance or that may be offered under the Plan. A Participant shall have no rights as a stockholder with respect to any shares covered by an Option granted to, or exercised by, him until the date of delivery of a stock certificate to him for such shares, or with respect to Restricted Stock granted or sold to him, until the date of delivery of a stock certificate representing such Restricted Stock to the Secretary of the Corporation on his behalf. No adjustment other than pursuant to Section 12(a) hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

14. NONTRANSFERABILITY.

     (a) Except as provided in subsection 12(b)(iii)(D) and in subsection (b) next below, or in connection with unrestricted Common Stock issued pursuant to an Award, Awards granted under the Plan and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution and shall not be subject to execution, attachment or similar process. The granting of an Option or SAR shall impose no obligation upon the applicable Participant to exercise such Option or SAR.

     (b) Notwithstanding the provisions of subsection (a) above, a Participant, at any time prior to his death, may assign all or any portion of an Award granted to him (other than an ISO) to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Section 501(c)(3) of the Code. In such event, the spouse, lineal descendant, trustee, partnership or tax exempt organization will be entitled to all of the rights of the Participant with respect to the assigned portion of such Award, and such portion of the Award will continue to be subject to all of the terms, conditions and restrictions applicable to the Award, as set forth herein and in the related Option Agreement or Restricted Stock Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if
(i) the Participant does not receive any consideration therefore, and (ii) the assignment is expressly permitted by the applicable Option Agreement or Restricted Stock Agreement as approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Corporation on or prior to the effective date of the assignment.

15. INDEMNIFICATION OF THE COMMITTEE.

     In addition to such other rights of indemnification as they may have as members of the Board, or as members of the Committee, or as its delegatees, the members of the Committee and its delegatees shall be indemnified by the Corporation against (a) the reasonable expenses (as such expenses are incurred), including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Option or SAR granted hereunder or any grant or sale of shares of Restricted Stock; and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or delegatee is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

16. NO CONTRACT OF EMPLOYMENT.



                                      A12

     Neither the adoption of the Plan nor the grant of any Award shall be deemed to obligate the Corporation or any subsidiary to continue the employment or period of service of any Eligible Person for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Eligible Person.

17. TERMINATION AND AMENDMENT OF PLAN.

     (a) No ISOs shall be granted under the Plan more than ten years after the first to occur of (i) the date the Plan was adopted by the Board, or (ii) the date the Plan was approved by the stockholders of the Corporation. The Board may at any time terminate, suspend or modify the Plan without the authorization of stockholders to the extent allowed by law, including, with respect to ISOs,
Section 422 of the Code and regulations issued thereunder.

     (b) No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Participant under an Award granted before the date of such termination, suspension or modification, unless such Participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right. Any member of the Board who is an officer or employee of the Corporation shall be without vote on any proposed amendment to the Plan, or on any other matter which might affect that member's individual interest under the Plan.

18. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective upon adoption by the Board; provided, however, that it shall be submitted for approval by either written consent of all of holders of the outstanding Common Stock or by the holders of a majority of the outstanding shares of Common Stock of the Corporation present, or represented, and entitled to vote at a stockholders' meeting held within 12 months thereafter, and Awards granted prior to such stockholder approval shall become null and void if such stockholder approval is not obtained.

19. WITHHOLDING TAXES.

     Whenever the Corporation proposes or is required to issue or transfer shares of Common Stock to a Participant under the Plan, the Corporation shall have the right to require the Participant to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If such certificates have been delivered prior to the time a withholding obligation arises, the Corporation shall have the right to require the Participant to remit to the Corporation an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the Participant, as compensation or otherwise, as necessary. Whenever payments under the Plan are to be made to a Participant in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. In connection with an Award in the form of shares of Common Stock, a Participant may elect to satisfy his tax withholding obligation incurred with respect to the Taxable Date of the Award by (a) directing the Corporation to withhold a portion of the shares of Common Stock otherwise distributable to the Participant, or (b) by transferring to the Corporation a certain number of shares (either subject to a restricted Stock Award or previously owned), such shares being valued at the Fair Market Value thereof on the Taxable Date. Notwithstanding any provisions of the Plan to the contrary, a Participant's election pursuant to the preceding sentence (a) must be made on or prior to the Taxable Date with respect to such Award, and (b) must be irrevocable. In lieu of a separate election on each Taxable Date of an Award, a Participant may make a blanket election with the Committee that shall govern all future Taxable Dates until revoked by the Participant. If the holder of shares of Common Stock purchased in connection with the



                                      A13
exercise of an ISO disposes of such shares within two years of the date such ISO was granted or within one year of such exercise, he shall notify the Corporation of such disposition and remit an amount necessary to satisfy applicable withholding requirements including those arising under federal income tax laws. If such holder does not remit such amount, the Corporation may withhold all or a portion of any salary then or in the future owed to such holder as necessary to satisfy such requirements. Taxable Date means the date a Participant recognizes income with respect to an Award under the Code or any applicable state income tax law.

20. LEAVES OF ABSENCE.

     The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan regarding any leave of absence taken by an Eligible Person who is the recipient of any Award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and (b) the impact, if any, of any such leave of absence on Awards under the Plan theretofore made to any Eligible Person who takes such leave of absence.

21. GOVERNING LAW.

     The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York and, in the case of ISOs,
Section 422 of the Code and regulations issued thereunder.

22. FAIR MARKET VALUE.

     "Fair Market Value" as of a given date for all purposes of the Plan and any Option Agreement or Restricted Stock Agreement means (a) if the Common Stock is listed on a national securities exchange, the average of the closing prices of the Common Stock on the Composite Tape for the 10 consecutive trading days immediately preceding such given date; (b) if the Common Stock is traded on an exchange or market in which prices are reported on a bid and asked price, the average of the mean between the bid and the asked price for the Common Stock at the close of trading for the ten consecutive trading days immediately preceding such given date; and (c) if the Common Stock is not listed on a national securities exchange nor traded on the over-the-counter market, such value as the Committee, in good faith, shall determine. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an ISO shall be inconsistent with Section 422 of the Code or regulations issued thereunder.

23. SUCCESSORS.

     In the event of a sale of substantially all of the assets of the Corporation, or a merger, consolidation or share exchange involving the Corporation, all obligations of the Corporation under the Plan with respect to Awards granted hereunder shall be binding on the successor to the transaction. Employment or continuation of service of an Eligible Person with such a successor shall be considered employment or period of service of the Eligible Person with the Corporation for purposes of the Plan.

24. NOTICES.

     Notices given pursuant to the Plan shall be in writing and shall be deemed received when personally delivered or five days after mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid.




                                      A14

     Notice to the Corporation shall be directed to:

     Evans Bancorp, Inc.
     14 - 16 N. Main Street
     Angola, New York 14006

     Notices to or with respect to a Participant shall be directed to the Participant, or the executors, personal representatives or distributees of a deceased Participant, at the Participant's home address on the records of the Corporation.




















                                      A15

                                    EXHIBIT B

                EVANS BANCORP, INC. EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE

     The purpose of the Evans Bancorp, Inc. Employee Stock Purchase Plan (the "Plan") is to give eligible employees of Evans Bancorp, Inc., a New York corporation (the "Corporation"), and its designated Subsidiaries an opportunity to acquire shares of the common stock of the Corporation (the "Common Stock") and to continue to promote the Corporation's best interests and enhance its long-term performance. This purpose will be carried through the granting of options ("options") to purchase shares of the Corporation's Common Stock through payroll deductions. The Stock Purchase Plan is intended to comply with the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to employee stock purchase plans. The provisions of the Stock Purchase Plan shall be construed so as to comply with the requirements of
Section 423 of the Code.

2. CERTAIN DEFINITIONS

     In addition to terms defined elsewhere in the Stock Purchase Plan, the following words and phrases shall have the meanings given below unless a different meaning is required by the context:

     (a)  "Board" means the Board of Directors of the Corporation.

     (b)  "Code" means the Internal Revenue Code of 1986, as amended.

     (c)  "Committee" means the Human Resources Committee of the Board.

     (d)  "Common Stock" means shares of the common stock of the Corporation.

     (e)  "Corporation" means Evans Bancorp, Inc., a New York corporation.

     (f) "Eligible Employee" means any employee of the Corporation or a designated Subsidiary who has been employed at least one year prior to the Offer Date for any Purchase Period except for any employee whose customary employment is for not more than five months in any calendar year. For purposes of the Stock Purchase Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Corporation; provided that, where the period of leave exceeds 90 days and the individual's right to re-employment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

     (g) "Fair Market Value" of the Common Stock on a given date (the "valuation date") shall be established in good faith by the Committee, and unless otherwise determined by the Committee, shall be determined in accordance with the following provisions:

          (i) If the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the valuation date, or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq



                                       B1

     SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date immediately preceding the valuation date or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available; or

          (ii) If the shares of Common Stock are not listed or reported in any of the foregoing, then Fair Market Value shall be determined by the Committee in any other manner consistent with the Code and accompanying regulations.

     Notwithstanding any provision of the Stock Purchase Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an Option shall be inconsistent with Section 423 of the Code or regulations thereunder.

     (h) "Offer Date" means the date of grant of an Option pursuant to the Stock Purchase Plan. The Offer Date shall be the first date of each Purchase Period.

     (i) "Option" means a purchase right, or option, granted hereunder which will entitle a participant to purchase shares of Common Stock in accordance with the terms of the Stock Purchase Plan.

     (j) "Option Price" means the price per share of Common Stock subject to an option, as determined in accordance with Section 8(b).

     (k) "Participant" means an Eligible Employee who is a participant in the Stock Purchase Plan.

     (l) "Plan" means the Evans Bancorp, Inc. Employee Stock Purchase Plan, as it may be hereafter amended.

     (m) "Purchase Date" means the date of exercise of an option granted under the Stock Purchase Plan. The Purchase Date shall be the last day of each Purchase Period.

     (n) "Purchase Period" means each six-month period during which an offering to purchase Common Stock is made to Eligible Employees pursuant to the Stock Purchase Plan. There shall be two Purchase Periods in each fiscal year of the Corporation, with the first Purchase Period in a fiscal year commencing on or about January 1 and ending on June 30, and the second Purchase Period in a fiscal year commencing on or about July 1 and ending on December 31 of that year. Notwithstanding the foregoing, however, the first Purchase Period after the effective date of the Stock Purchase Plan shall begin on or as soon as practicable following July 1, 2003 and end on December 31, 2003, and, accordingly, may extend for a period of less than six months. The Committee shall have the power to change the duration of Purchase Periods (including the commencement date thereof) with respect to future offerings provided such change is announced a reasonable period of time prior to the scheduled beginning of the first Purchase Period to be affected thereafter.

     (o) "Subsidiary" means any present or future corporation which (i) is a "subsidiary corporation" of the Corporation as that term is defined in Section 424 of the Code and (ii) is at any time designated as a corporation whose employees may participate in the Stock Purchase Plan.

3. EFFECTIVE DATE

     The Effective Date of the Stock Purchase Plan shall be April 22, 2003. The Stock Purchase Plan shall have a term of 10 years unless terminated sooner in accordance with Section 16 herein.



                                       B2

4. ADMINISTRATION

     (a) The Stock Purchase Plan shall be administered by the Board or, upon its delegation, by the Committee. References to the "Committee" shall include the Committee, the Board if it is acting in its administrative capacity with respect to the Stock Purchase Plan, and any delegates appointed by the Committee pursuant to Section 4(b) herein.

     (b) In addition to action by meeting in accordance with applicable law, any action of the Committee may be taken by a written instrument signed by all of the members of the Committee and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Stock Purchase Plan, the Committee shall have full and final authority, in its discretion, to take any action with respect to the Stock Purchase Plan, including, without limitation, the following: (i) to establish, amend and rescind rules and regulations for the administration of the Stock Purchase Plan; (ii) to prescribe the form(s) of any agreements or other written instruments used in connection with the Stock Purchase Plan; (iii) to determine the terms and provisions of the Options granted hereunder; and (iv) to construe and interpret the Stock Purchase Plan, the Options, the rules and regulations, and the agreements or other written instruments, and to make all other determinations necessary or advisable for the administration of the Stock Purchase Plan. The determinations of the Committee on all matters regarding the Stock Purchase Plan shall be conclusive. Except to the extent prohibited by the Stock Purchase Plan or applicable law or rule, the Committee may appoint one or more agents to assist in the administration of the Stock Purchase Plan and may delegate all or any part of its responsibilities and powers to any such person or persons appointed by it. No member of the Board or Committee, as applicable, shall be liable while acting as administrator for any action or determination made in good faith with respect to the Stock Purchase Plan or any Option granted thereunder.

5. SHARES SUBJECT TO PLAN

     The aggregate number of shares of Common Stock which may be purchased under the Stock Purchase Plan shall not exceed one hundred thousand (100,000) shares, subject to adjustment pursuant to Section 13(a) herein. Shares of Common Stock distributed pursuant to the Stock Purchase Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to provide for the exercise of Options granted hereunder. In the event that any Option granted under the Stock Purchase Plan expires unexercised or is terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, the number of shares of Common Stock subject to such Option shall again be available for grant as an Option and shall not reduce the aggregate number of shares of Common Stock available for the grant of Options as set forth herein. If, on a given Purchase Date, the number of shares with respect to which Options are to be exercised exceeds the number of shares then available under the Stock Purchase Plan, the Corporation shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

6. ELIGIBILITY

     (a) INITIAL ELIGIBILITY. Any Eligible Employee who is employed by the Corporation or a designated Subsidiary on any given Offer Date for a Purchase Period shall be eligible to be a Participant during such Purchase Period.




                                       B3

     (b) CERTAIN LIMITATIONS. Any provisions of the Stock Purchase Plan to the contrary notwithstanding:

          (i) No Eligible Employee shall be granted an Option under the Stock Purchase Plan to the extent that, immediately after the Option was granted, the individual would own stock or hold outstanding options to purchase stock (or both) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation or of any parent or subsidiary of the Corporation. For purposes of this Section 6(b)(i), stock ownership of an individual shall be determined under the rules of Section 424(d) of the Code, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

          (ii) No Eligible Employee shall be granted an Option under the Stock Purchase Plan to the extent that his rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Corporation and any parent or subsidiary of the Corporation would accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time of the grant of such Option) for each calendar year in which such Option is outstanding at any time. Any Option granted under the Stock Purchase Plan shall be deemed to be modified to the extent necessary to satisfy this Section 6(b)(ii).

7. PARTICIPATION; PAYROLL DEDUCTIONS

     (a) COMMENCEMENT OF PARTICIPATION. An Eligible Employee shall become a Participant by completing a subscription agreement authorizing payroll deductions on the form provided by the Corporation and filing it with the Corporation or its designee at least five business days prior to the Offer Date for the applicable Purchase Period. Following the filing of a valid subscription agreement, payroll deductions for a Participant shall commence on the first payroll period which occurs on or after the Offer Date for the applicable Purchase Period and shall continue for successive Purchase Periods during which the Participant is eligible to participate in the Stock Purchase Plan, unless contributions are suspended or participation is withdrawn or terminated as provided in Section 10(a), Section 10(b) and Section 11, respectively, herein.

     (b) AMOUNT OF PAYROLL DEDUCTION; DETERMINATION OF COMPENSATION. At the time a Participant files his subscription agreement authorizing payroll deductions, he shall elect to have payroll deductions made on each payday that he is a Participant during a Purchase Period at a rate of not less than 1% nor more than 15% (in whole percentages) (or such other percentage as the Committee may establish from time to time before an Offer Date) of his compensation. For the purposes herein, a Participant's "compensation" during any Purchase Period means his regular base pay (including all base straight time pay, gross earnings, commissions and payments for overtimes or shift premiums, but excluding incentive compensation, incentive payments, bonuses and other similar compensation) determined as of each pay day or as of such other date or dates as may be determined by the Committee; provided, however, that the method of determining compensation shall be applied uniformly and consistently to all Participants. In the case of an hourly employee, the Participant's compensation (as defined above) during a pay period shall be determined by multiplying such employee's regular hourly rate of pay in effect on the date of such payroll deduction by the number of regularly scheduled hours actually worked by such employee (excluding overtime) during such period. Such compensation rates shall be determined by the Committee in a nondiscriminatory manner consistent with the provisions of Section 423 of the Code and the regulations thereunder.

     (c) PARTICIPANT'S ACCOUNT; NO INTEREST. All payroll deductions made for a Participant shall be credited to his account under the Stock Purchase Plan and shall be withheld in whole percentages only. In no event shall interest accrue on any payroll deductions made by a Participant.



                                       B4

     (d) CHANGES IN PAYROLL DEDUCTIONS. A Participant may suspend, withdraw or terminate his participation in the Stock Purchase Plan as provided in Section 10 or Section 11, but no other change may be made during a Purchase Period and, specifically, a Participant may not otherwise increase or decrease the amount of his payroll deductions for that Purchase Period.

     (e) CESSATION OF PAYROLL DEDUCTIONS. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 6(b) herein, a Participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless suspended, withdrawn or terminated by the Participant pursuant to
Section 10 or Section 11 herein.

     (f) PARTICIPATION DURING LEAVE OF ABSENCE. Subject to the terms of Section 2(f) herein, if a Participant goes on a leave of absence, such Participant shall have the right to elect (i) to withdraw or suspend the balance in his account pursuant to Section 10 or (ii) to discontinue contributions to the Stock Purchase Plan but remain a Participant in the Stock Purchase Plan.

8. GRANT OF OPTIONS

     (a) NUMBER OF SHARES SUBJECT TO OPTION. On the Offer Date of each Purchase Period, a Participant shall be granted an Option to purchase on the Purchase Date of such Purchase Period, at the applicable Option Price, such number of shares of Common Stock as is determined by dividing the amount of the Participant's payroll deductions accumulated on the Purchase Date and retained in the Participant's account as of the Purchase Date by the applicable Option Price (as determined in accordance with Section 8(b) herein); provided, however, that no Participant may purchase, during a calendar year, shares of Common Stock in excess of the limitation set forth in Section 6(b)(ii) herein, and the number of shares subject to an Option shall be adjusted as necessary to conform to such limitation. Exercise of the Option shall occur as provided in Section 9 herein, unless the Participant has withdrawn or suspended contributions pursuant to
Section 10 herein or terminated employment pursuant to Section 11 herein.

     (b) OPTION PRICE. The Option Price per share of Common Stock purchased with payroll deductions made during such a Purchase Period for a Participant shall be the lesser of:

          (i) 85% of the Fair Market Value per share of the Common Stock on the Offer Date for the Purchase Period; or

          (ii) 85% of the Fair Market Value per share of the Common Stock on the Purchase Date for the Purchase Period.

9. EXERCISE OF OPTIONS

     (a) AUTOMATIC EXERCISE. Unless a Participant gives written notice to the Corporation of withdrawal or suspension as provided in Section 10 or terminates employment as provided in Section 11, his Option for the purchase of Common Stock shall be exercised automatically on the Purchase Date applicable to such Purchase Period, and the maximum number of whole shares of Common Stock subject to the Option shall be purchased for the Participant at the applicable Option Price with the accumulated payroll deductions in his account at that time (subject to the limitations set forth in Section 6(b) and Section 8(a) herein).

     (b) TERMINATION OF OPTION. An Option granted during any Purchase Period shall expire at the end of the last day of the Purchase Period, except as otherwise provided in Sections 10 and 11.



                                       B5

     (c) FRACTIONAL SHARES. Fractional shares will not be issued under the Stock Purchase Plan. Any excess payroll deductions in a Participant's account which are not sufficient to purchase a whole share will automatically be re-invested in a subsequent Purchase Period unless the Participant withdraws or suspends his payroll deductions pursuant to Section 10 herein or terminates employment pursuant to Section 11 herein.

     (d) DELIVERY OF STOCK. The shares of Common Stock purchased by each Participant shall be credited to such Participant's account maintained by the Corporation, a stock brokerage or other financial services firm designated by the Corporation (the "Designated Broker") or other designee of the Corporation on, or as soon as practicable following, the Purchase Date for a Purchase Period. A Participant will be issued a certificate for his shares when his participation in the Stock Purchase Plan is terminated, the Stock Purchase Plan is terminated, or upon request. After the close of each Purchase Period, a report will be sent to each Participant stating the entries made to such Participant's account, the number of shares of Common Stock purchased and the applicable option price.

     (e) RIGHTS AS A SHAREHOLDER. No Participant or other person shall have any rights as a shareholder unless and until certificates for shares of Common Stock have been issued to him or credited to his account.

10. SUSPENSION; WITHDRAWAL

     (a) SUSPENSION. A Participant may elect to suspend his payroll contributions at any time during a Purchase Period by giving timely written notice to the Corporation or its designee. Unless the Committee determines otherwise, such notice of suspension must be given at least five business days before the Purchase Date for the Purchase Period. In the event of such suspension of contributions, any amounts held in the Participant's account on the applicable Purchase Date will be used to purchase shares of Common Stock in accordance with Section 9 herein (based on the contributions which have accumulated during such Purchase Period prior to the Participant's election to suspend contributions), unless the Participant requests that such amounts be returned to him (without interest). A Participant's election to suspend contributions during any Purchase Period will not have any effect upon his eligibility to participate in any succeeding Purchase Period or in any similar plan which may hereafter be adopted by the Corporation. Notwithstanding the foregoing, however, if a Participant elects to suspend contributions during a Purchase Period, payroll deductions shall not resume at the beginning of a succeeding Purchase Period unless the Participant delivers to the Corporation a new subscription agreement and otherwise complies with the terms of the Stock Purchase Plan.

     (b) WITHDRAWAL. A Participant may withdraw all but not less than all payroll deductions and shares credited to his account during a Purchase Period in accordance with such procedures as may be determined by the Committee. Unless the Committee determines otherwise, a withdrawal must be made at least five business days prior to the Purchase Date of such Purchase Period. In the event of such withdrawal, (i) all of the Participant's payroll deductions credited to his account will be paid to him promptly (without interest) after receipt of his notice of withdrawal, (ii) certificates for shares held in the Participant's account shall be distributed to him, (iii) such Participant's Option for the Purchase Period shall be automatically terminated, and (iv) no further payroll deductions will be made during such Purchase Period. The Corporation may, at its option, treat any attempt to borrow by an employee on the security of his accumulated payroll deductions as an election to withdraw. A Participant's withdrawal from any Purchase Period will not have any effect upon his eligibility to participate in any succeeding Purchase Period or in any similar plan which may hereafter be adopted by the Corporation. Notwithstanding the foregoing, however, if a Participant withdraws during a Purchase Period, payroll deductions shall not resume at the beginning of a succeeding Purchase Period unless the Participant delivers to the Corporation a new subscription agreement and otherwise complies with the terms of the Stock Purchase Plan.



                                       B6

11. TERMINATION OF EMPLOYMENT

     Upon termination of a Participant's employment for any reason (including death), or in the event that a Participant ceases to be an Eligible Employee, the Participant's participation in the Stock Purchase Plan shall terminate. In such event, all payroll deductions credited to his account during the Purchase Period (without interest) but not yet used to exercise an Option and a certificate(s) for shares (if shares are held in Participant's account rather than distributed) shall be delivered to him, or, in the case of his death, to such person or persons entitled to receive such benefits pursuant to Section 17 herein. Any unexercised Options granted to a Participant during such Purchase Period shall be deemed to have expired on the date of the Participant's termination of employment (unless terminated earlier pursuant to Sections 9(b) or 10 herein), and no further payroll deductions will be made for the individual's account.

12. TRANSFERABILITY

     No Option (or rights attendant to an Option) shall be transferable (including by assignment, pledge or hypothecation), except as provided by will or the applicable laws of descent and distribution. No Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option, or levy of attachment or similar process upon the Option not specifically permitted herein, shall be null and void and without effect, except that the Corporation may treat such act as an election to withdraw funds during a Purchase Period in accordance with
Section 10 hereof. During a Participant's lifetime, his Option(s) may be exercised only by him.

13. DILUTION AND OTHER ADJUSTMENTS

     (a) GENERAL. If there is any change in the outstanding shares of Common Stock of the Corporation as a result of a merger, consolidation, reorganization, stock dividend, stock split distributable in shares, reverse stock split, or other similar change in the capital stock structure of the Corporation, then the number of shares of Common Stock reserved for issuance under the Stock Purchase Plan shall be correspondingly adjusted, and the Committee shall make such adjustments to Options (including but not limited to the Option Price and the number of shares of Common Stock covered by each unexercised Option), and to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of Options or as may be otherwise advisable.

     (b) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation, each outstanding Option shall be assumed or an equivalent option substituted (in either case under terms substantially similar to the terms of the Stock Purchase Plan) by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation fails to agree to assume or substitute the Option, the Purchase Period then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date") and the Purchase Period then in progress shall end on the New Purchase Date. The New Purchase Date shall be before the date of the Corporation's proposed sale or merger. The Corporation shall notify each Participant in writing, at least ten (10) business days prior to the New Purchase Date, that the Purchase Date for the Participant's Option has been changed to the New Purchase Date and that the Participant's Option shall be exercised automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn or suspended contributions as provided in Section 10 or terminated employment as provided in Section 11.

14. SHAREHOLDER APPROVAL OF ADOPTION OF PLAN

     The Stock Purchase Plan is subject to the approval of the Stock Purchase Plan by the shareholders of the Corporation within 12 months of the date of adoption of the Stock Purchase Plan by the Board. The Stock Purchase Plan shall be null and void and of no effect if the foregoing condition is not fulfilled.



                                       B7

15. LIMITATIONS ON OPTIONS

     Notwithstanding any other provisions of the Stock Purchase Plan:

     (a) The Corporation intends that Options granted and Common Stock issued under the Stock Purchase Plan shall be treated for all purposes as granted and issued under an employee stock purchase plan within the meaning of Section 423 of the Code and regulations issued thereunder. Any provisions required to be included in the Stock Purchase Plan under Section 423 and regulations issued thereunder are hereby included as fully as though set forth in the Stock Purchase Plan.

     (b) All employees shall have the same rights and privileges under the Stock Purchase Plan, except that the amount of Common Stock which may be purchased by any employee pursuant to any Option granted under the Stock Purchase Plan shall bear a uniform relationship to the compensation of employees. All rules and determinations of the Committee in the administration of the Stock Purchase Plan shall be uniformly and consistently applied to all persons in similar circumstances.

16. AMENDMENT AND TERMINATION OF THE STOCK PURCHASE PLAN

     The Board may at any time and from time to time modify, amend, suspend or terminate the Stock Purchase Plan or any Option granted hereunder, provided that
(i) shareholder approval shall be required of any amendment to the Stock Purchase Plan to the extent required under Section 423 of the Code or other applicable law, rule or regulation; and (ii) no amendment to an Option may materially adversely affect any Option outstanding at the time of the amendment without the consent of the holder thereof, except to the extent otherwise provided in the Stock Purchase Plan. Upon termination of the Stock Purchase Plan, certificate(s) for the full number of whole shares of Common Stock held for each Participant's benefit, the cash equivalent of any fractional shares held for each Participant and the cash, if any, credited to such Participant's account shall be distributed promptly to such Participant.

17. BENEFICIARY DESIGNATION

     The Committee, in its sole discretion, may authorize a Participant to designate in writing a person or persons as such Participant's beneficiary, which beneficiary shall be entitled to the rights, if any, of the Participant in the event of the Participant's death to which the Participant would otherwise be entitled. The Committee shall have sole discretion to approve the form or forms of such beneficiary designations, to determine whether such beneficiary designations will be accepted, and to interpret such beneficiary designations. If a deceased Participant fails to designate a beneficiary, or if the designated beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant.

18. OTHER RESTRICTIONS ON OPTIONS AND SHARES

     The Corporation may impose such restrictions on any Options and shares of Common Stock acquired upon exercise of Options as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky or state securities laws applicable to such shares. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Stock Purchase Plan or make any other distribution of benefits under the Stock Purchase Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act of 1933, as amended). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an award



                                       B8
hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

19. UNFUNDED PLAN; OTHER COMPENSATION AND BENEFIT PLANS

     (a) Neither a Participant nor any other person shall, by reason of the Stock Purchase Plan, acquire any right in or title to any assets, funds or property of the Corporation or any Subsidiary, including, without limitation, any specific funds, assets or other property which the Corporation or any Subsidiary, in their discretion, may set aside in anticipation of a liability under the Stock Purchase Plan. A Participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Stock Purchase Plan, unsecured by any assets of the Corporation or any Subsidiary. Nothing contained in the Stock Purchase Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

     (b) The amount of any compensation deemed to be received by a participant pursuant to an award shall not constitute compensation with respect to which any other employee benefits of such participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Committee.

     (c) The adoption of the Stock Purchase Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Subsidiary, nor shall the Stock Purchase Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any Subsidiary.

20. NO OBLIGATION TO EXERCISE OPTIONS

     The granting of an Option shall impose no obligation upon a Participant to exercise such Option.

21. USE OF FUNDS

     The proceeds received by the Corporation from the sale of Common Stock pursuant to Options will be used for general corporate purposes, and the Corporation shall not be obligated to segregate such payroll deductions.

22. WITHHOLDING TAXES

     Upon the exercise of any Option under the Stock Purchase Plan, in whole or in part, or at the time of disposition of some or all of the Common Stock acquired pursuant to exercise of an Option, a Participant must make adequate provision for the federal, state or other tax withholding obligations, if any, which arise from the exercise of the option or the disposition of the Common Stock. The Corporation shall have the right to require the Participant to remit to the Corporation, or to withhold from the Participant (or both) amounts sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for shares of Common Stock.

23. NO RIGHT OF CONTINUED EMPLOYMENT

     Nothing in the Stock Purchase Plan or any Option shall confer upon an employee the right to continue in the employment of the Corporation or any Subsidiary or interfere in any way with the right of the Corporation or any Subsidiary to terminate the Participant's employment at any time. Except as otherwise provided in the Stock Purchase Plan, all rights of a Participant with respect to Options granted hereunder shall terminate upon the termination of employment of the Participant.



                                       B9

24. GENDER AND NUMBER

     Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

25. SUCCESSORS AND ASSIGNS

     The Stock Purchase Plan shall be binding upon the Corporation, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

26. SEVERABILITY

     If any provision of the Stock Purchase Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Stock Purchase Plan, and the Stock Purchase Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

27. APPLICABLE LAW

     To the extent not inconsistent with Section 423 of the Code and regulations thereunder, the Stock Purchase Plan shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.




                                      B10

                           [EVANS NATIONAL BANK LOGO]



                          COMMUNITY BANKING SINCE 1920

                                    AMHERST
                                     ANGOLA
                                     DERBY
                                     EVANS
                                  FORESTVILLE
                                    HAMBURG
                                  NORTH BOSTON
                                  WEST SENECA

             PROXY FOR THE FIFTEENTH ANNUAL MEETING OF SHAREHOLDERS
                              EVANS BANCORP, INC.
                           14 - 16 NORTH MAIN STREET
                             ANGOLA, NEW YORK 14006
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David M. Taylor and Thomas H. Waring, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Common Stock of Evans Bancorp, Inc. held of record by either of the undersigned on March 5, 2003, at the Fifteenth Annual Meeting of Shareholders to be held on April 22, 2003, or any adjournment thereof.

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PROPOSAL 1. ELECTION OF DIRECTORS.

     [ ] FOR all five nominees listed below (except for any                [ ]  WITHHOLD AUTHORITY to vote for all
         nominee whose name has been written in the space provided).            five nominees.

     NOMINEES FOR A THREE YEAR TERM AS DIRECTOR:      LaVerne G. Hall      Robert G. Miller, Jr.    John R. O'Brien    James Tilley
     NOMINEE FOR A TWO YEAR TERM AS DIRECTOR:         Nancy W. Ware
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

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PROPOSAL 2. APPROVAL OF AMENDED EVANS BANCORP, INC. 1999 STOCK OPTION AND LONG-TERM INCENTIVE PLAN.
                 [ ]  FOR           [ ]  AGAINST        [ ]  ABSTAIN

PROPOSAL 3. APPROVAL OF EVANS BANCORP, INC. EMPLOYEE STOCK PURCHASE PLAN.
                 [ ]  FOR           [ ]  AGAINST        [ ]  ABSTAIN

                                        (continued and to be dated and signed on the other side)

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[EVANS BANCORP, INC. LOGO]

C/O CORPORATE TRUST SERVICES
MAIL DROP 10AT66--4129
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OH 45202







































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                                                 FOLD AND DETACH HERE
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In his discretion, upon such other matters as may properly come before the meeting or any adjournment.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, and 3.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.



                                                                                          Dated:                       , 2003
                                                                                                -----------------------


                                                                                          -----------------------------------
                                                                                              (Signature of Stockholder)

                                                                                          -----------------------------------
                                                                                              (Signature of Stockholder)
                                                                                          Please sign exactly as name appears
                                                                                          on the stock certificate. When shares
                                                                                          are held by joint tenants both are
                                                                                          required to sign. When signing as
                                                                                          attorney, executor, administrator,
                                                                                          trustee or guardian, please give
                                                                                          full title as such. If a corporation,
                                                                                          please sign in full corporate name
                                                                                          for and by its President or other
                                                                                          authorized officer. If a partner.

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